EXHIBIT 99.1

Sinaloa, Mexico

Prepared for:

VISTA GOLD CORP.

7961 Shaffer Pkwy, Suite 5
Littleton, CO 80127

Prepared by:

TETRA TECH

350 Indiana Street, Suite 500
Golden, Colorado 80401
(303) 217-5700
Tetra Tech Project No. 114-311220

Effective Date: November 5, 2012
Issue Date: November 29, 2012

Qualified Persons

Erik Spiller, QP Section: 13

 CERTIFICATE OF QUALIFIED PERSON

Rex Clair Bryan, Ph.D.

Senior Geostatistician
Tetra Tech, Inc.

Telephone: 303-217-5700
Facsimile: 303-217-5705
Email: rex.bryan@tetratech.com

I Rex Clair Bryan, Ph.D., do hereby certify that:

a)	I am currently employed by Tetra Tech, Inc. with a business address at 350 Indiana Street, Suite 500, Golden, Colorado 80401, USA.

b)
This certificate applies to the Technical Report titled “Technical Report Resource Update Guadalupe de los Reyes Gold Silver Project, Sinaloa, Mexico” (Technical Report), effective November 5, 2012, issued November 29, 2012.

c)
I graduated with a degree in Engineering (BS with honors) in 1971 and a MBA degree in 1973 from Michigan State University, East Lansing.  In addition, I graduated from Brown University, Providence, Rhode Island with a MS degree in Geology in 1977, and The Colorado School of Mines, Golden, Colorado, with a graduate degree in Mineral Economics (Ph.D.) in 1980.  I have worked as a resource estimator and geostatistician for a total of thirty-one years since my graduation from university; as an employee of a leading geostatistical consulting company (Geostat Systems, Inc. USA), with large engineering companies such as Dames and Moore, URS, and Tetra Tech and as a consultant for more than 30 years.  I am a Registered Member (#411340) of the Society for Mining, Metallurgy, and Exploration, Inc. (SME).  I have read the definition of “qualified person” set out in National Instrument 43-101 (NI 43-101) and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101.

d)	I have visited and inspected the subject property from March 20th, 2012 to March 21st, 2012.

e)	I am responsible for SECTIONS 1-12, 14 and 23-27of this Technical Report.

f)	I satisfy all the requirements of independence according to NI 43-101.

g)	I have read NI 43-101, Form 43-101F1, and the Companion Policy to NI 43-101 (43-101 CP) and the Technical Report has been prepared in compliance with NI 43-101, Form 43-101F1, and 43-101 CP.

h)
As of the effective date of the Technical Report, to the best of my knowledge, information and belief, the portions of the Technical Report for which I am responsible contain all scientific and technical information that is required to be disclosed to make the Technical Report not misleading.

i)
I consent to the filing of the Technical Report with any stock exchanges or other regulatory authority and any publication by them, including electronic publication in the public company files on the websites accessible by the public, of the Technical Report.

Dated this 29th day of November 2012.

“Rex Clair Bryan, Ph.D.” - Signed
Signature of Qualified Person
Rex Clair Bryan, Ph.D.
Print name of Qualified Person

CERTIFICATE OF QUALIFIED PERSON

D. Erik Spiller, QP.

Principal Metallurgist
Tetra Tech, Inc.

Telephone: 303-217-5700
Facsimile: 303-217-5705
Email: erik.spiller@tetratech.com

I D. Erik Spiller, QP, do hereby certify that:

a)	I am currently employed by Tetra Tech, Inc. with a business address at 350 Indiana Street, Suite 500, Golden, Colorado 80401, USA.

b)
This certificate applies to the Technical Report titled “Technical Report Resource Update Guadalupe de los Reyes Gold Silver Project, Sinaloa, Mexico” (Technical Report), effective November 5, 2012, issued November 29, 2012.

c)
I am a graduate of the Colorado School of Mines, (Bachelor of Science degree in Metallurgical Engineering, 1978). I am a Qualified Professional (QP) member of the Mining and Metallurgical Society of America (MMSA #01021QP).  In addition, I am a Registered (QP) member of Society for Mining, Metallurgy, and Exploration, Inc. (SME #3051820RM). My relevant experience is that I have worked as a metallurgical engineer in the mineral resource industry for more than 40 years.  During this career I held responsible positions in process research, process development, engineering, and senior management.  In addition, I have served as an Adjunct instructor (20 years) and as an appointed Research Professor (4 years) in the Metallurgical and Materials Engineering Department at the Colorado School of Mines, where I lecture in mineral beneficiation and direct graduate students conducting metallurgical research in my area of expertise. I have not visited the subject property.

d)	I am responsible for SECTION 13of this Technical Report.

e)	I satisfy all the requirements of independence according to NI 43-101.

f)	I have read NI 43-101, Form 43-101F1, and the Companion Policy to NI 43-101 (43-101 CP) and the Technical Report has been prepared in compliance with NI 43-101, Form 43-101F1, and 43-101 CP.

g)
As of the effective date of the Technical Report, to the best of my knowledge, information and belief, the portions of the Technical Report for which I am responsible contain all scientific and technical information that is required to be disclosed to make the Technical Report not misleading.

h)
I consent to the filing of the Technical Report with any stock exchanges or other regulatory authority and any publication by them, including electronic publication in the public company files on the websites accessible by the public, of the Technical Report.

Dated this 29th day of November 2012

“D.Erik Spiller, QP” - Signed
Signature of Qualified Person
D. Erik Spiller, QP
Print name of Qualified Person

TABLE OF CONTENTS

1.0 SUMMARY	1

1.1 Location and Access	1
1.2 Ownership	1
1.3 Environmental and Permitting	1
1.4 Geology	1
1.5 Exploration, Drilling, and Sampling	2
1.6 Mineral Processing and Metallurgical Testing	3
1.7 Resource Estimates	3
1.8 Conclusions and Interpretations	3

2.0 INTRODUCTION	5
2.1 Terms of Reference	5
2.2 Sources of Information	5
2.3 Personal Inspections	5
2.4 Effective Date	5

3.0 RELIANCE ON OTHER EXPERTS	6

4.0 PROPERTY DESCRIPTION AND LOCATION	7

4.1 Location	7
4.2 Concession Title	7
4.3 Environmental Liabilities	11
4.4 Permitting	11

5.0 ACCESSIBILITY, CLIMATE, ETC.	12

5.1 Access	12
5.2 Climate and Length of Operating Season	12
5.3 Vegetation	12
5.4 Local Resources and Infrastructure	12
5.5 Physiography	13

6.0 HISTORY	14

6.1 Ownership	14

7.0 GEOLOGICAL SETTING AND MINERALIZATION	15

7.1 Geological Setting	15
7.2 Project Geology	16
7.3 El Zapote Deposit Geology	16
7.4 Guadalupe (including Laija and West Areas) Deposit	17
7.5 Chiripa -- San Miguel -- Noche Buena Deposits	17
7.6 El Orito Zone	18
7.7 Mineralization	18

8.0 DEPOSIT TYPES	25

9.0 EXPLORATION	27

9.1 Historic Exploration	27

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9.2 Recent Exploration	28

10.0 DRILLING	29

11.0 SAMPLE PREPARATION, ANALYSES AND SECURITY	30

11.1 Sample Preparation and Analysis	30
11.2 Quality Control Samples	31
11.2.1 Drilling	31

12.0 DATA VERIFICATION	33

12.1 Sample Verification	33
12.2 Historic Database Verification	36
12.3 Drill Hole Location Verification	37
12.4 Historic Drill Hole Correlation	39

13.0 MINERAL PROCESSING AND METALLURGICAL TESTING	46

13.1 Introduction and Historical Metallurgical Development	46
13.2 McClelland Laboratorios de Mexico, 1998:	46
13.3 Resource Development Incorporated 2012:	46

14.0 RESOURCE ESTIMATES	48

14.1 Drill hole Database	48
14.2 Geologic Modeling	48
14.3 Composting and Assay Statistics	49
14.4 Variography	49
14.5 Grade Estimation and Classification	50
14.6 Density	58
14.7 Classification of Resource Blocks	58

15.0 RESERVE ESTIMATE	59

16.0 MINING METHODS	59

17.0 RECOVERY METHODS	59

18.0 INFRASTRUCTURE	59

19.0 MARKET STUDIES AND CONTRACTS	59

20.0 ENVIRONMENTAL STUDIES, PERMITTING AND SOCIAL OR COMMUNITY IMPACT	59

21.0 CAPITAL AND OPERATING COSTS	59

22.0 ECONOMIC ANALYSIS	59

23.0 ADJACENT PROPERTIES	60

24.0 OTHER RELEVANT DATA AND INFORMATION	61

25.0 INTERPRETATIONS AND CONCLUSIONS	62

26.0 RECOMMENDATIONS	63

27.0 REFERENCES	64

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LIST OF TABLES

TABLE 4-1:	List of Mining Concessions Pertaining to the Guadalupe de los Reyes Project	7
TABLE 10-1:	Summary of Historic and Vista Drilling	29
TABLE 11-1:	Summary of Sample Preparation Procedures by Laboratory	30
TABLE 12-1:	Guadalupe de los Reyes Sample Verification	33
TABLE 12-2:	Guadalupe de los Reyes Survey Verification 2012	37
TABLE 12-3:	Difference between 2012 Survey and Translated Coordinates	38
TABLE 14-1:	Composite Statistics	49
TABLE 14-2:	Estimation Parameters	51
TABLE 14-3:	Indicated Resources at a Cutoff Grade of 0.50 g/T Au	58
TABLE 14-4	Inferred Resources at a Cutoff Grade of 0.50 g/T Au	58
TABLE 26-1:	Future Work Recommendations	63

LIST OF FIGURES

FIGURE 1-1	General Location Map of the Guadalupe de los Reyes Project (PAH, 2009)	4
FIGURE 4-1:	Guadalupe de los Reyes Land Status Map, 2012	10
FIGURE 7-1:	Guadalupe de los Reyes Geologic Setting (PAH, 2009)	19
FIGURE 7-2:	El Zapote North Cross-Section Looking Northwest	20
FIGURE 7-3:	El Zapote (South) Cross-Section Looking Northwest	21
FIGURE 7-4:	Guadalupe Cross-Section Looking Northwest	22
FIGURE 7-5:	San Miguel Cross-Section Looking Northwest	23
FIGURE 7-6:	Noche Buena Cross-Section Looking Northwest	24
FIGURE 8-1:	Epithermal Model Mineral Deposits (Guoyl, 1992)	26
FIGURE 12-1:	Guadalupe de los Reyes Sample Verification	34
FIGURE 12-2:	Guadalupe de los Reyes Au Check Samples	35
FIGURE 12-3:	Guadalupe de los Reyes Ag Check Samples	35
FIGURE 12-4:	Location of Drill Holes in the Project Area	40
FIGURE 12-5:	El Zapote Drilling Correlations	42
FIGURE 12-6:	Guadalupe Drilling Correlations	43
FIGURE 12-7:	San Miguel Drilling Correlations	44
FIGURE 12-8:	Noche Buena Drilling Correlations	45
FIGURE 13-1:	Process Flow Diagram	47
FIGURE 14-1:	Pairwise Relative Variogram	49
FIGURE 14-2:	Gold Grade Comparison	51
FIGURE 14-3:	El Zapote (North) Block Section Looking Northwest	53
FIGURE 14-4:	El Zapote (South) Block Section Looking Northwest	54
FIGURE 14-5:	Guadalupe Block Section Looking Northwest	55
FIGURE 14-6:	San Miguel Block Section Looking Northwest	56
FIGURE 14-7:	Noche Buena Block Section Looking Northwest	57

LIST OF APPENDICES

Appendix A	Title of Opinion
Appendix B	Drilling Tables

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1.0	SUMMARY

1.1	Location and Access

The Guadalupe de los Reyes Project is located in and around the Guadalupe de los Reyes Mining District in the western foothills of the Sierra Madre Occidental mountain range, approximately 110 kilometers by air (200 kilometers by road) north of the coastal city of Mazatlán. The Project is comprised of multiple deposits; The El Zapote, Guadalupe, Noche Buena, and the San Miguel. The El Zapote and other deposits occur in the south-central part of the district, approximately 20 kilometers by air (30 kilometers by road) southeast of the town of Cosalá (17,269 inhabitants, INEGI 2000), in Sinaloa State. General geographic coordinates for the Guadalupe de los Reyes mining district are approximately: N-24º 16´ 42" and W-106º 30´ 15" (13R 0347019-E, 2685586-N, 711 meter at the village of Guadalupe de los Reyes). Figure 1-1shows a general location map of the project. (PAH 2005).

1.2	Ownership

On August 1, 2003, Vista acquired a 100% interest in portions of the Guadalupe de los Reyes gold project owned by Sr. Enrique Gaitan Maumejean along with a data package associated with the project. The final payment completing the purchase option was made in 2009.

By agreement dated January 24, 2008, with Grandcru Resources and simultaneously with Goldcorp Inc. and the San Miguel Group, previous owners of mineral rights included in the mining claims list, Vista acquired the mineral rights that cover the Guadalupe mining district, except for two small claims located within the area. This agreement consolidates Vista’s ownership of the mineral rights within the Guadalupe district including 37 contiguous concessions with a total coverage of about 6,302.09 hectares (15,572.78 acres). (Appendix A)

1.3	Environmental and Permitting

There do not appear to be any potential “fatal flaws” regarding existing on-site environmental liability or the ability to gain the necessary permit approvals for mining and processing activities. To expedite permitting and minimize unanticipated permitting issues, Vista should establish mutually beneficial relationships with federal and local governmental authorities and local businesses and communities that are founded on compliance with applicable environmental laws and regulations. In addition, Cosalá appears to be generally a pro-mining municipality with a long history of mining.  Based on the establishment of these beneficial relationships and the history of mining in the area, the permitting of a new mine in the Cosalá area should be feasible, especially given the increase in high-paying mining jobs and the demand for community services.

1.4	Geology

The Guadalupe de Los Reyes project occurs in the western side of the Sierra Madre Occidental Province, a late Cretaceous to Tertiary age volcanic sequence that extends for hundreds of kilometers from the Neo-Volcanic Belt in Central México to the Basin and Range Province in the north part of the country. This geologic province encloses a great number of major gold and silver deposits of historic production within Mining Districts of world importance, such as Hostotipaquillo, Bolaños, Guanajuato, La Ciénega, Tayoltita, Guadalupe de Los Reyes, Topia, Batopilas, Dolores, etc. Mineralization in the project area has been found along a series of northwesterly trending structural zones in andesites of Tertiary age of the Lower Volcanic Sequence.

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In the Guadalupe de Los Reyes deposits, mineralization typical of low sulfidation epithermal systems occurs in westward dipping structural zones that range from a few meters to several tens of meters in thickness. The gold occurs as microscopic-sized, free to quartz-encapsulated particles associated with silver. Pyrite content within the deposit is generally less than 1.0 percent and only occasionally up to 3.0 percent in individual samples. Since the gold does not occur in pyrite, oxidation of the pyrite does not appear to be a major factor in metallurgical gold liberation and recovery. The silver to gold ratio in the deposit varies between the deposits but averages approximately 15:1, based on total silver to total gold (fire assay).

The Guadalupe de Los Reyes project includes nine target areas that have been identified along nine structural vein zones. Some of these targets have bulk tonnage potential, which may be amenable to open-pit mining, such as El Zapote, San Miguel, Guadalupe Mine (Laija and West), Tahonitas, Noche Buena, and El Orito zones. The El Zapote zone has received the most extensive exploration to date.

Grandcru optioned concessions included mineral rights along parts of the El Zapote, Tahonitas, San Miguel – La Chiripa, and Guadalupe West, and all known extensions of the mineralized structures at El Orito, El Mirador – Las Casitas, La Palmita and El Apomal. (NCM)

1.5	Exploration, Drilling, and Sampling

Exploration of the Los Reyes project by Northern Crown Mining (NCM), Meridian, Luismin and other operators has included reverse circulation drilling of 375 holes, for a total of 36,106 meters. The Guadalupe area (Laija and West) included 78 drill holes with a total of 10,547 meters; the San Miguel deposit was drilled with 33 holes (3,674 meters); the Noche Buena deposit was explored with 25 drill holes (2,593 meters); the Tahonitas deposit included 33 holes with a total of 2,258 meters drilled. Meridian drilled 23 reverse circulation holes with a total of 2,732 meters in the main project area.

During 2011 and 2012, Vista Gold drilled 48 core holes throughout the project area, for a total of 7,220 meters. This includes 15 holes in the El Zapote area, 4 holes in the Noche Buena area, 18 holes in the Guadalupe areas, and 11 holes in the San Miguel area.

Drill hole locations at El Zapote were drilled on section lines spaced approximately 25 meters apart, with hole spacing along the lines averaging approximately 30 meters.  Drilling of other deposits within the project was developed on section lines spaced between 50 to 100 meters apart, depending on area.

NCM's reverse circulation hole sampling program consisted of collecting samples at 1.52-meter intervals (5 feet) from 133 mm (5.25-inch) diameter holes. Bondar-Clegg Laboratories in Vancouver, British Columbia, Canada analyzed most of the project drill hole samples. NCM had approximately 10 percent of the sample intervals in the mineralized zone sent for duplicate analysis by Min-En Laboratories to evaluate the quality of the sample analysis. Overall, these sample’s results were found to be within standard industry practice.

Vista drilling was sampled on approximate 1 meter intervals. Assay analysis was done by ALS Chemex.  Duplicate samples were analyzed, as well as blanks and standards for quality assurance.

The analytical results from early drilling were compiled by NCM in a digital format database. After data verification of the historic data against physical logs, the recent Vista drilling was added to this database. Mineralized and geological cross sections were also created by NCM staff. These

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sections were used as a guideline to refine the mineralized zone based on new drilling, geologic knowledge of the area and a gold cut off of 0.2 g/T Au. Through the use of these revised sections, extrudedwireframes were created and used to create and flag a block model. The block model is composed of 5x5x5 meter blocks and was created for all material areas. Gold and silver values were estimated into the model using kriging, based on capped composite values. A percentage was assigned to each block as the amount of the block that falls inside the mineralized zone. This was taken into account in the resource calculation. Historical underground workings were also taken into account. Workings were flagged into the block model as a percent then subtracted from the resource material.

1.6	Mineral Processing and Metallurgical Testing

The Guadalupe de los Reyes mineralized material has undergone multiple regiments of metallurgical testing. Early testwork performed by McClelland Laboratorios de Mexico was focused, albeit not exclusively, on establishing parameters relating to heap leach methods, and yielded gold recoveries on the order of 60%. One conclusion contained in this testwork alluded to the possibility of improved gold recovery at finer grind sizes and milling applications than those obtained for heap leach applications. Recent testwork performed by RDI of Lakewood, Colorado was focused on gold extraction under a conventional mill circuit. The conclusions made in previous testwork regarding recovery as a function of grind size proved accurate, as the testwork yielded a gold recovery of 93% and a range of silver recoveries, dependent on the specific deposit tested.

1.7	Resource Estimates

Tetra Tech (Tt) has produced an updated resource model for the Guadalupe de Los Reyes Project. The model was created for the delineated mineralized zone without regard for mineability. The resource numbers were calculated based on a 0.5 g/T Au cutoff. At the 0.5 g/T Au cutoff, the indicated resource is approximately 6.8 million tonnes with an average grade of 1.73 g/T and the inferred resource is approximately 1.7 million tonnes with an average grade of 28.71 g/T. Density data was populated into the block model using kriging methods. A default SG value of 2.6 g/cm3 was used where a value was not assigned through kriging.

1.8	Conclusion and Interpretations

Tt’s review of supplied data and site visits have shown exploration activities at the Guadalupe de los Reyes Project meet standard practices and contribute to the reliability of resource estimation.

The results of this mineral resource indicate the Guadalupe de los Reyes Project contains several kilometers of near surface quartz veining host to indicated and inferred Au and Ag mineral resources, which warrant the commencement of a Preliminary Economic Assessment (PEA).

The author is not aware of any significant risks or uncertainties that could reasonably be expected to affect the reliability or confidence in the exploration information or mineral resource estimates

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Figure 1-1: General Location Map of the Guadalupe de los Reyes Project (PAH, 2009)

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2.0	INTRODUCTION

2.1	Terms of Reference

This report was prepared for Vista Gold Corporation (Vista) by Tetra Tech, Inc. (Tt) in accordance with the Canadian National Instrument 43-101 for the Guadalupe de Los Reyes Gold-Silver Project. This technical report was written to evaluate the economic potential of the identified deposit through consideration of costs regarding accessibility, exploration, mineral processing, mining, and infrastructure.

2.2	Sources of Information

Tt has received information from Vista. The historic information in the drilling database was compiled and maintained by Northern Crown Mining. Additional historic drilling from Meridian, as well as recent drilling performed by Vista was incorporated into the drilling database. Additional insight and explanation of the project area was provided by the Vista staff, as well as previous work done by Northern Crown Mining (NCM) and reports done by Pincock, Allen, and Holt (PAH).

2.3	Personal Inspections

Tt personnel; Rex Bryan, Geoff Elson, Luis Quirindongo and Christopher Schauffele visited the project site on March 20th and 21st, 2012.  During their visit the team observed core logging and storage facilities, ongoing exploration drilling, and previously mined areas.

Neither Tt, nor any of its employees and associates employed in the preparation of this report has any beneficial interest in Vista or in the assets of Vista. Tt will be paid a fee for this work in accordance with normal professional consulting practice.

The individuals who have provided input to this technical report have extensive experience in the mining industry and are members in good standing of appropriate professional institutions.

2.4	Effective Date

The report is effective as of November 5, 2012.

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3.0	RELIANCE ON OTHER EXPERTS

The report relies on the information provided by Vista Gold Corporation’s Vice President of Exploration Frank Fenne, and Chief Mining Engineer Charles Gronewold. Historic information provided for this report by the Vista Gold Corp was originally produced by Northern Crown Mining.

In regards to the mining concessions, the author was provided with a title opinion by the law firm Pizarro-Suarez & Rodriguez Matus that related to titles documentation, tax payments, and assessment works, presented October 16, 2012 to Vista Gold, the opinion stated that all claims are in force and free of any liens and encumbrances. The Title of Opinion can be found in Appendix A.

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4.0	PROPERTY DESCRIPTION AND LOCATION

The Guadalupe de Los Reyes Gold Silver Project includes thirteen identified main exploration target areas within the mining district. These target areas occur along four major structural zones and in other structural zones within a total area of about 6,000 hectares (14,830 acres). Several of these targets have bulk tonnage potential which may be amenable to open-pit mining, including the El Zapote, San Miguel, La Chiripa, Guadalupe Mine (Laija and West), Tahonitas, and Noche Buena. The El Zapote zone has received the most extensive modern exploration to date. The Guadalupe Mine, El Zapote, San Miguel, and Mariposa deposits have been previously partially mined by underground methods.

This Technical Report presents an update of the mining resource of the Guadalupe de Los Reyes Project area. Vista has performed additional exploratory and confirmatory drilling which was included in the new resource model.

4.1	Location

The Guadalupe de Los Reyes Gold and Silver Project is located within the Guadalupe de Los Reyes Mining District in the western foothills of the Sierra Madre Occidental mountain range, approximately 110 kilometers by air (200 kilometers by road) north of the coastal city of Mazatlán. The El Zapote and other deposits occur in the south-central part of the district, approximately 20 kilometers by air (30 kilometers by road) southeast of the town of Cosalá (17,269 inhabitants, INEGI 2000), in Sinaloa State. General geographic coordinates for the Guadalupe de Los Reyes mining district are approximately:

 N-24° 16´ 42" and W-106° 30´ 15" (13R 0347019-E, 2685586-N)

Elevation at the village of Guadalupe Los Reyes is 711 meters above sea level. (PAH, 2005)

4.2	Concession Title

On August 1, 2003, Vista acquired a 100% interest in portions of the Guadalupe de los Reyes gold project owned by Sr. Enrique Gaitan Maumejean, along with a data package associated with the project. The final payment completing the purchase option was made in 2009.

By agreement dated January 24, 2008, with Grandcru Resources and simultaneously with Goldcorp Inc. and the San Miguel Group, previous owners of mineral rights included in the mining claims list, Vista acquired the remaining mineral rights that cover the Guadalupe de Los Reyes mining district, except for two small claims located within the area. This agreement consolidates Vista’s ownership of the mineral rights within the Guadalupe district including 37 contiguous concessions with a total coverage of about 6,302.09 hectares (15,572.78 acres).

Details of the concessions can be found in the Appendix A, Acquisition and Maintenance of Mineral Rights.

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Table 4-1: List of Mining Concessions Pertaining to the Guadalupe de los Reyes Project

	Lot	Title	Titleholder 1	Surface (Hectares)	Expiration Date	Location
1.	Los Reyes Dos	214131	Minera Gold Stake, S.A. de C.V.	17.3662 Has.	August 9, 2051	Cosalá,Sinaloa
2.	Los Reyes Tres	214302	Minera Gold Stake, S.A. de C.V.	197.0000 Has.	September 5, 2051	Tamazula, Durango
3.	Los Reyes Cuatro	217757	Minera Gold Stake, S.A. de C.V.	11.1640 Has.	August 12, 2052	Cosalá, Sinaloa
4.	Los Reyes Cinco	216632	Minera Gold Stake, S.A. de C.V.	319.9852 Has.	May 16, 2052	Cosalá, Sinaloa
5.	Los Reyes Seis	225122	Minera Gold Stake, S.A. de C.V.	427.6609 Has.	July 21, 2055	Cosalá, Sinaloa
6.	Los Reyes Siete	225123	Minera Gold Stake, S.A. de C.V.	4.8206 Has.	July 21, 2055	Cosalá, Sinaloa
7.	Los Reyes 8	226037	Minera Gold Stake, S.A. de C.V.	9.0000 Has.	November 14, 2055	Cosalá, Sinaloa
8.	Los Reyes Fracc. Oeste	210703	Minera Gold Stake, S.A. de C.V.	476.9373 Has.	November 17, 2049	Cosalá, Sinaloa
9.	Los Reyes Fracc. Sur	212758	Minera Gold Stake, S.A. de C.V.	589.0985 Has.	October 7, 2049	Cosalá, Sinaloa
10.	Los Reyes Fracc. Norte	212757	Minera Gold Stake, S.A. de C.V.	1,334.4710 Has.	October 7, 2049	Cosalá, Sinaloa
11.	Norma	177858	Minera Gold Stake, S.A. de C.V.	150.0000 Has.	April 28, 2036	Cosalá, Sinaloa
12.	Nueva Esperanza	184912	Minera Gold Stake, S.A. de C.V.	33.0000 Has.	December 5, 2039	Cosalá, Sinaloa
13.	San Miguel	185761	Minera Gold Stake, S.A. de C.V.	11.7455 Has.	December 13, 2039	Cosalá, Sinaloa
14.	San Manuel	188187	Minera Gold Stake, S.A. de C.V.	55.7681 Has.	November 21, 2040	Cosalá, Sinaloa
15.	El Padre Santo	196148	Minera Gold Stake, S.A. de C.V.	50.0000 Has.	July 15, 2043	Cosalá, Sinaloa
16.	El Faisán	211471	Minera Gold Stake, S.A. de C.V.	2.6113 Has.	May 30, 2050	Cosalá, Sinaloa
17.	Santo Niño	211513	Minera Gold Stake, S.A. de C.V.	44.0549 Has.	May 30, 2050	Cosalá, Sinaloa
18.	San Pablo	212752	Minera Gold Stake, S.A. de C.V.	11.1980 Has.	November 21, 2050	Cosalá, Sinaloa
19.	San Pedro	212753	Minera Gold Stake, S.A. de C.V.	9.0000 Has.	November 21, 2050	Cosalá, Sinaloa
20.	Patricia	212775	Minera Gold Stake, S.A. de C.V.	26.2182 Has.	January 30, 2051	Cosalá, Sinaloa
21.	Martha I	213234	Minera Gold Stake, S.A. de C.V.	46.6801 Has.	April 9, 2051	Cosalá, Sinaloa
22.	Elota	237661	Minera Gold Stake, S.A. de C.V.	947.6449 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
23.	Elota Fracción 1	237662	Minera Gold Stake, S.A. de C.V.	905.5592 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
24.	Elota Fracción 2	237663	Minera Gold Stake, S.A. de C.V.	3.2803 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango

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25.	Elota Fracción 3	237664	Minera Gold Stake, S.A. de C.V.	2.7052 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
26.	Elota Fracción 4	237665	Minera Gold Stake, S.A. de C.V.	8.1142 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
27.	Elota Fracción 5	237666	Minera Gold Stake, S.A. de C.V.	4.1698 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
28.	Elota Fracción 6	237667	Minera Gold Stake, S.A. de C.V.	0.4779 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
29.	Elota Fracción 7	237668	Minera Gold Stake, S.A. de C.V.	0.1535 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
30.	Elota Fracción 8	237669	Minera Gold Stake, S.A. de C.V.	0.6546 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
31.	Elota Fracción 9	237670	Minera Gold Stake, S.A. de C.V.	0.9503 Has.	April 19, 2061	Cosalá, Sinaloa Tamazula, Durango
32.	Diez De Mayo	223401	Minera Gold Stake, S.A. de C.V.	0.1842 Has.	December 10, 2054	Cosalá, Sinaloa
33	Prolongacion Del Recuerdo	210497	Minera Gold Stake, S.A. de C.V.	91.4591	October 7, 2049	Cosalá, Sinaloa
34	P Prolongacion Del Recuerdo Dos	209397	Minera Gold Stake, S.A. de C.V.	26.6798	April 8, 2049	Cosalá, Sinaloa
35	Arcelia Isabel	193499	Minera Gold Stake, S.A. de C.V.	60.3723	December 18, 2041	Cosalá, Sinaloa
36	Dolores	180909	Minera Gold Stake, S.A. de C.V.	222.0385	August 5, 2037	Cosalá, Sinaloa
37	La Victoria	210803	Minera Gold Stake, S.A. de C.V.	199.8708	November 29,2049	Cosalá, Sinaloa

Minera Gold Stake, S.A. de C.V is a wholly owned subsidiary of Vista Gold. Most of the surface rights to the Guadalupe de Los Reyes Project are held by the Ejido Tasajera (“Ejido”). In November 2011, Vista concluded a two-year agreement for use of the surface with the Ejido. A few individuals hold other surface rights. Vista has a good working relationship with people of the Ejido, since many of the inhabitants are necessarily contracted when work is carried out during the exploration drilling. Figure 4-1 shows Vista Gold’s concessions.

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ELOTA FRACCION 1
ELOTA FRACCION 2
ELOTA FRACCION 3
ELOTA FRACCION 4
ELOTA FRACCION 5
ELOTA FRACCION 6
ELOTA FRACCION 7
ELOTA FRACCION 8
ELOTA FRACCION 9
ELOTA
LOS REYES FRACC. NORTE

Figure 4-1: Guadalupe de los Reyes Land Status Map, 2012

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4.3	Environmental Liabilities

According to previous technical reports (PAH, 2009 2003 &1998), existing environmental liabilities are limited and include mine adits, roads and small waste rock piles, and one cyanidation vat near the town of Capule that was operated until the 1950s. Reportedly, no acid mine drainage from the existing adits and underground mine have been detected.

4.4	Permitting

Three major areas of environmental permitting will likely apply to the Project. These include permitting related to: an environmental impact assessment; obtaining permission to utilize natural resources; and changes in land use. Approval of these permits is pre-requisite for obtaining a construction permit which is the final permit that must be approved prior to commencement of mining activities.

The primary law legislating environmental protection in Mexico is the Ley General del Equilibrio Ecológico y la Protección al Ambiente (LGEEPA). This environmental law is administered by the Secretaría de Medio Ambiente y Recursos Naturales (SEMARNAT), which is a branch of the federal government. SEMARNAT is also responsible for issuing land-use change permits for projects such as Guadalupe de los Reyes that involve alteration of forested areas. SEMARNAT representatives in each state administer and address environmental impact issues since they are familiar with local issues and concerns.

The Procuraduría Federal de Protección al Ambiente (PROFEPA) is the agency responsible for enforcing SEMARNAT regulations. PROFEPA’s main activities are to deal with complaints, conduct inspections and in general verify compliance with all federal environmental laws and regulations. It imposes penalties for violations of environmental laws and regulation and monitors compliance with any preventive and mitigating measures issued by it. PROFEPA also conducts environmental audits.

Water use and infrastructure, water quality, and the right to discharge process water (collectively referred to as water rights) related to the Project would be handled by the Comisión Nacional del Agua, National Water Commission (CONAGUA) or what is commonly referred to as the Comisión de Agua (CAN). Land use permits are handled by local agencies in charge of the zoning and registration of land ownership. (PAH, 2009)

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5.0	ACCESSIBILITY, CLIMATE, ETC.

5.1	Access

Access to the project area is by a dirt/gravel road from the town of Cosalá to Capule. The road is approximately 25km long, has two concrete steam crossings and passes several small villages before reaching the project area.  The access road will require upgrading which will include widening and surface maintenance. Dust suppression may be required during periods of heavy traffic.

From Capule the road forks and heads northeast towards the village of Guadalupe de los Reyes and the Guadalupe deposits. The southeast fork is towards the El Zapote deposit and the process facility. Once production shifts from El Zapote to other deposits in the region, improvements to the road from Capule to Guadalupe de los Reyes will be required.(PAH, 2005)

5.2	Climate and Length of Operating Season

The project is situated in the western foothills of the Sierra Madre Occidental, a large mountain range that extends from the border of Arizona to the Sierra Madre del Sur. Topography in this region is steep with elevations ranging from 500 meters to 900 meters.

Summer temperatures in this region are mild, fluctuating between 15 and 25 degrees Celsius, with little seasonal variation in temperature. Annual average rainfall can exceed 1,000 millimeters, most of which falls during the summer monsoon season. Large storm events during this season cause flooding along the river channels, which frequently inhibits road access to and from Cosalá. (PAH, 2009)

5.3	Vegetation

Moderate to dense vegetation of bushes and shrubs covers the hill slopes within the Project area. Vegetation changes from tropical vegetation towards the lower elevations to that of evergreens and other types of trees at higher topography. Most of the people living in the villages of the area depend on small scale farming, raising livestock and growing fruit (PAH, 2005).

5.4	Local Resources and Infrastructure

The city of Cosalá constitutes the commercial center for the population living in small villages and scattered settlements located on “ejidos” (land communities) around the Guadalupe de Los Reyes mining district. Labor is available from these surrounding villages to Guadalupe de Los Reyes, including Tasajera, El Saucito and Cosalá. Specialized labor would have to be brought into the Project’s area from the cities of Culiacán, Mazatlán, Durango and other parts of the country.

The road from Cosalá through Guadalupe de Los Reyes is the only regional access to the mountains to the southeast in this part of the country. Cosalá offers retail, banking, medical aide, education, hospitals, and communications to the rest of the country; however, the major facilities are located in the cities of Mazatlán, Culiacán and Durango, including daily international flights. (PAH 2005)

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5.5	Physiography

The project is situated in the western foothills of the Sierra Madre Occidental, a large mountain range in the area. The project area displays steep, rugged terrain, varying from 800 meters to 1,000 meters above sea level.

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6.0	HISTORY

Vista’s Guadalupe de Los Reyes Project is enclosed in and around the Guadalupe de los Reyes mining district, which was discovered, according to local history, on December 12, 1772 (virgin of Guadalupe’s day), and claimed on January 6, 1773 (Wise men’s day, “día de los Reyes Magos”); hence the current name of Guadalupe de los Reyes. Several areas were developed within the district throughout its production history, mainly the Guadalupe mine, El Zapote, San Miguel, Mariposa, La Chiripa, Tahonitas, Noche Buena, Candelaria, Tatemas, Las Primas, and Fresnillo, along three principal vein systems. These veins include the 2.5-kilometer long East-West system of the Guadalupe mine, 4.0-kilometer long NW-trending systems of San Miguel–Chiripa–Noche Buena, and Mariposa–Zapote-Tahonitas, and other secondary systems. Most recently, Luismin has investigated and identified other mineralized structures in the mountainous part of the district that include the El Orito, La Palmita, El Mirador, Las Casitas and El Apomal. Intermittent production of gold/silver ores from the different mines within the district was reported until the 1950s. Access to the district was on horseback until the early 1960s when the dirt road access from Cosalá was finally built.

Historical production for the Guadalupe de los Reyes district was estimated in February 1936 by Mr. C. W. Vaupell as approximately 600,000 ounces of gold and over 40 million ounces of silver (1.5 million tonnes of ore averaging 12 g/T Au and 900 g/T Ag). A more comprehensive report, based on National Registry records, by Minas de San Luis, S.A. de C.V. summarized the production.

Other areas within the district have produced additional amounts of precious metals in lower scale. Total reported production and grades for the district result in a more conservative amount of approximately 319,000 ounces of gold and 15.00 million ounces of silver, in addition to previous unknown production for the period of 1772 to 1871.

From the middle of the 1950’s to the 1980s there was limited activity within the Guadalupe de Los Reyes district that included exploration reconnaissance studies and mining promotions. In the mid 1980’s, private investors initiated exploration activities with mapping, sampling and underground development in the Mariposa mine; approximately 1,000 tonnes of ore were extracted and shipped to the La Minita mill located by the highway to the city of Mazatlán, for flotation processing. Later, NCM took important steps to test the geologic potential with drilling and considerable investments in the early 1990’s (PAH, 2005).

6.1	Ownership

The mineral concessions owned by Vista include 37 contiguous mining concessions, covering a total surface of approximately 6,302.09 hectares (15,572.78 acres) that are all located in the Municipality of Cosalá, within the State of Sinaloa, México.

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7.0	GEOLOGICAL SETTING AND MINERALIZATION

Section 7 has been brought forward by the technical reports titled Technical Report for the Guadalupe de Los Reyes Gold-Silver Project, Sinaloa, Mexico by Pincock Allen & Holt from August 12, 2009 and Technical Report Los Reyes, Gold-Silver Project, State of Sinaloa, Western Mexico by Pincock Allen & Holt from April 11, 2005.

7.1	Geological Setting

The Los Reyes Project occurs in the Sierra Madre Occidental Province, a late Cretaceous to Tertiary age volcanic sequence that extends for hundreds of kilometers from the Neo-Volcanic Belt in central México to the Basin and Range Province in the northern part of the country. In the project area, the volcanics rest unconformably or in fault contact with a basement of late Cretaceous age quartz monzonite intrusive (Batholith of the Coast) that intrudes older platformal sediments. The overlying volcanic sequence has been divided into two groups, the late Cretaceous to early Tertiary age Lower Sequence and the middle Tertiary (Oligocene-Miocene) age Upper Volcanic Sequence. The Lower Volcanic Sequence is up to 1,000 meters thick and consists of tuffs, flows, and volcanic breccias of andesitic to dacitic composition. Thick beds of sandstone and volcanic conglomerate occur intercalated in the sequence. The Upper Volcanic Sequence rests unconformably upon the lower sequence. The Upper Volcanic Sequence consists of gently dipping, ash-flow and ash-fall tuffs of rhyolitic to dacitic composition. The unit is more than 1,000 meters in thickness in higher elevations, but it has been largely removed by extensive erosion in lower areas towards the foothills, from the village of Guadalupe to the south.

Figure 7-1 shows the Los Reyes geologic setting and identified mineral deposits.

A period of tectonism, intrusion and mineralization occurred between the deposition of the early Tertiary Upper Volcanic Sequence and middle Tertiary Lower Volcanic Sequence, as evidenced by the variable angular unconformity between the two units. Uplift and faulting of the region was accompanied by the intrusion of felsic to mafic composition dikes, along with the local emplacement of intrusive stocks. Structural zones formed from faulting of the Lower Volcanic Sequence were locally mineralized with quartz veins containing gold and silver. Some mineralization was emplaced at the geologic contact between the Batholith of the Coast and overlying volcanics.

In the project area, gold and silver mineralization has been found along a series of northwesterly and west-northwesterly structural zones. Mineralization in these zones is typical of low sulfidation epithermal systems. The main target areas that have been identified by Luismin, NCM and other explorers, and from old mining workings along the major structural zones within the Guadalupe mining district are the following: El Zapote, Tahonitas, Noche Buena, San Miguel, La Chiripa, Mariposa, Las Primas, Guadalupe Laija, Guadalupe West, El Orito, El Mirador/Las Casitas, La Palmita, and El Apomal.

Several of these targets have bulk tonnage potential which may be amenable to open-pit mining, including the El Zapote, San Miguel, Guadalupe Mine, Tahonitas, Noche Buena, and El Orito zones.

Vista’s concessions coverage include the deposits at El Zapote, Tahonitas, San Miguel/La Chiripa, Guadalupe West and El Orito zone and the outcropping mineralized structures at El Mirador/Las Casitas, La Palmita and El Apomal.

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The El Zapote zone occurs in the Mariposa-El Zapote-Tahonitas structural zone on the western side of the project area and has been mapped for a distance of 3 kilometers. The El Zapote deposit is one of three deposits found along this structural zone, with the inactive underground Mariposa Mine 1 kilometer to the northwest and the Tahonitas prospect 0.5 kilometers to the southeast. The Guadalupe zone occurs as the northwest extension of the mineralized structures that were developed by underground mining along approximately 1,000 meters of the veins and to 400 meters depth. The Guadalupe zone is found in the northeast portion of the area and has produced the majority of precious metals within the district. The San Miguel and Noche Buena zones are enclosed by the same northwestern trending structure in between the El Zapote- Mariposa and the Guadalupe structures.

7.2	Project Geology

The Guadalupe area is enclosed by an east-southeast trending mineralized structure that extends over 2.5 kilometers and is up to 100 meters in width; it is composed of two main veins, Guadalupe and San Manuel, with stockwork and numerous quartz veinlets in between. The Guadalupe Mine zone presents a southwest steep dip and was developed by underground methods to a depth of about 400 meters (10-13 production levels) and along a strike length of approximately 1000 meters. Historic recorded production for the mine was estimated at 875,000 tonnes, comprising over 70 percent of the district’s recorded gold production, in addition to some unrecorded earlier production.

The Guadalupe mineralized structure is enclosed by volcanic rocks of the Lower Volcanic Sequence, which dip gently eastward and consists of andesitic flows and tuffs. This area was divided into three sections for exploration purposes, Guadalupe West, Laija and East. It was drilled with 78 reverse circulation holes totaling 10,547 meters.

Vista’s concessions cover the western extension, approximately 250 meters, of the Guadalupe West portion of the Guadalupe vein

7.3	El Zapote Deposit Geology

The El Zapote deposit occurs along a regional structural zone that dips approximately 50 degrees to the southwest and offsets eastward dipping rocks of the Lower Volcanic Sequence. The structural zone consists of sheared and brecciated volcanic rocks that have been intruded by felsic dikes and then, subsequently, mineralized by hydrothermal solutions. The deposit mineralization extends for approximately 1 kilometer in a northwest-southeast direction along the structure.

The El Zapote deposit has been intercepted by drilling to approximately 200 meters down dip. Drilling has found that the deposit thickness ranges from a few meters to several tens of meters. The deposit occurs in two zones, the North (northwest) zone and the South (southeast) zone, separated by an area of limited mineralization.

The more intensely mineralized part of the El Zapote structural zone typically occurs towards the base of the zone and consists of several meters of quartz veining along with intensely silicified breccia. Alteration and mineralization into the footwall volcanics of the structural zone is limited to a few meters at most and typically consists of weak silicification and/or propylitic alteration. Alteration and mineralization into the hanging wall volcanics extends over many meters to tens of meters and is gradational vertically into the unaltered host volcanic sequence. The hanging wall zone consists of variable quartz veining, silicification and brecciation, along with moderate argillization.

El Zapote deposit gold and silver mineralization is associated with strong silicification. Silicified zones consist of quartz (+ calcite, adularia) veins and veinlets, along with tectonic breccia unfilled

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by chalcedonic silica. Gold and silver are typically present as microscopic (tens of microns) sized particles of native gold, electrum, and minor argentite. Locally, higher-grade fire assays with erratic results suggest the minor presence of coarser gold, causing a larger nugget effect (i.e. ZA-068 at 47.24 meters, ZA-069 also at 47.24 meters, and ZA-102 at 35.05 meters). Minor pyrite is rare, originally averaging less than 0.5 percent of the vein volume. Surface oxidation has variably transformed the original pyrite into iron oxides to depths of tens of meters below the surface. As the gold largely occurs as microscopic-sized, free to quartz-encapsulated particles, the oxidation of the pyrite does not appear to be a major factor in metallurgical gold liberation and recovery, although some downward decrease in recovery was observed in bottle roll tests and should be further investigated. The silver to gold ratio in the deposit is approximately 15:1, based on total silver to total gold (fire assay). This zone was explored with 197 reverse circulation holes (15,728 meters). Figure 7-2 shows typical cross-section of the North El Zapote deposit, looking northwest, and Figure 7-3 shows a typical cross-section or the South El Zapote section.

2.4	Guadalupe (including Laija and West Areas) Deposit

The Guadalupe area is enclosed by an east-southeast trending mineralized structure that extends over 2.5 kilometers by up to 100 meters in width; it is composed of two main veins, Guadalupe and San Manuel, with stockwork and numerous quartz veinlets in between. The Guadalupe Mine zone presents a southwest steep dip and was developed by underground methods to a depth of some 400 meters, 10-13 production levels, along a strike length of approximately 1,000 meters. Historic recorded production for the mine was estimated at 874,658 tonnes, comprising over 70 percent of the district’s recorded gold production, in addition to some unrecorded earlier production.

The Guadalupe mineralized structure is enclosed by volcanic rocks of the Lower Volcanic Sequence, which dip gently eastward and consists of andesitic flows and tuffs. This area was divided into three sections for exploration purposes, Guadalupe West, Laija and East. It was drilled with 78 reverse circulation holes totaling 10,547 meters. Figure 7-4 shows a cross-section of the Guadalupe zone looking northwest.

7.5	Chiripa – San Miguel – Noche Buena Deposits

The San Miguel deposit is enclosed by the Chiripa-San Miguel-Noche Buena mineralized structure. It consists of a northwest trending fault system dipping 50º - 60º to the southwest. It has been traced for a distance of 1.4 kilometers and tested with some stopes, trenches and adits. NCM carried out a reverse circulation drilling program that included 33 holes and a total of 3,674.35 meters in the San Miguel – Chiripa zone, in addition to the 37 holes with 4,070.81 meters drilled in the Noche Buena zone. Figure 7-5 shows a typical cross-section of the Noche Buena deposit looking northwest.

The Chiripa-San Miguel structure is enclosed by andesitic rocks of the Lower Volcanic Sequence, which appear to be intruded by an argillic altered, feldspar-horblende-biotite porphyry dike. Mineralization is associated with the brecciated zones along the structure and in proximity to the dike, with apparent concentration at the footwall. Figure 7-6 shows a typical cross-section of the San Miguel deposit.

The Noche Buena deposit constitutes the southern extension of the San Miguel zone, and is part of the same mineralized structure.

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7.6	El Orito Zone

This is located at some 4 kilometers to the north of the Guadalupe mine. It consists of an extended, moderate to strong, argilic alteration zone. It has been explored by surface workings along an apparent structure that shows strong oxidation, quartz veining, and kaolinization. The geologic structure crops out within volcanic rocks of the Upper Series, with orientation to the NW 40º - 45º SE. The alteration appears to indicate a structure with a length of about 3,000 meters.

NCM developed a drilling program with 8 RC drill holes to test the geologic extensions of the El Orito structure to a depth of approximately 200 meters. It shows interceptions with low grade values of gold and silver, with an occasional significant assay of up to 3 grams gold/tonne.

7.7	Mineralization

In the Los Reyes project area, gold and silver mineralization has been found along a series of northwesterly and west-northwesterly structural zones. Mineralization in this area is typical of low sulfidation epithermal systems consisting of quartz-adularia veins and stockwork zones. The gold and silver minerals are associated with the quartz. It appears that two stages of silicification occur within the area; the first stage brought commonly banded quartz, typically of a pale yellow-green color, while the second consisted of white crystalline quartz. It appears that the gold and silver minerals are most commonly associated with the first stage yellow-green chalcedonic quartz. Mineralization in the Project occurs in an area that covers approximately 5.0 by 2.0 kilometers (1,000 hectares), however, the mineralized structures and anomalies have been extended by geologic interpretations to an area of over 7,467 hectares (18,450 acres).

In thin section studies of the host rocks, andesite to felsite are variably altered showing plagioclase converted to potassic feldspar. In many instances the host rock is completely replaced by fine-grained quartz or sericite with relatively abundant adularia. Gold occurs as grains that generally range from 5 to 30 microns, but have been occasionally observed up to 230 microns (0.23 mm) in diameter. Free gold and silver minerals are observed associated with quartz veins and in patches of sericite. Fine grains of pyrite occur typically oxidized to limonite or hematite, which in volume are estimated at less than 0.5 percent.

Alteration consists predominantly of silicification and sericitization. Silicified volcanic rocks typically show partial to complete replacement of the original components by fine-grained quartz. Typical silicification of the enclosing rocks grades from complete replacement by quartz to partial silicification. From the footwall of the structures towards the hanging wall the silicification grades into stockworks. Incipient propylitic alteration appears associated to areas of less dense quartz veining with presence of chlorite and pyrite.

Weathering and oxidation of the low volume of sulphide minerals within the deposits have caused no known problems of contamination in runoff waters from the mining zones.

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Figure 7-1: Guadalupe de los Reyes Geologic Setting (PAH, 2009)

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Figure 7-2: El Zapote North Cross-Section Looking Northwest

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700 L
600 L
500 L
344500 E
TA003
TA004
DRILL : AU
DRILL : AU
-99.000 <= < 0.010
0.010 <= < 0.210
0.210 <= < 0.500
0.500 <= < 1.000
1.000 <= < 10.000
10.000 <= < 100.000
100.000 <= < 99999.000

Figure 7-3: El Zapote (South) Cross-Section Looking Northwest

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Figure 7-4: Guadalupe Cross-Section Looking Northwest

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Figure 7-5: San Miguel Cross-Section Looking Northwest

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Figure 7-6: Noche Buena Cross-Section Looking Northwest

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8.0	DEPOSIT TYPES

Mineralization in the Guadalupe de los Reyes Project area is typical of low sulfidation epithermal gold/silver systems. Thirteen main mineralized zones have been identified by Luismin, NCM, Vista, Meridian and other operators along seven major structural zones. Several of these deposits have bulk tonnage potential which may be amenable to open-pit mining, including the El Zapote, San Miguel, Guadalupe Mine, Tahonitas, Noche Buena, and El Orito zones. Luismin has identified other exploration target areas in the concession’s coverage nearby the El Orito zone, such as El Mirador – Las Casitas, La Palmita and El Apomal within un-explored terrain.

Epithermal deposits of low sulphidation type such as those found in the Guadalupe de los Reyes district area generally formed within predominately felsic subaerial volcanic complexes in extensional and strike-slip structural regimes. Near-surface hydrothermal systems including surface hot springs and deeper hydrothermal fluid-flow zones are the sites of mineralization. Mineral deposition takes place as the fluids undergo cooling by fluid mixing, boiling and decompression (PAH, 2005).

An illustration of a typical epithermal system is shown in Figure 8-1.

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Figure 8-1: Epithermal Model Mineral Deposits (Guoyl, 1992)

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9.0	EXPLORATION

9.1	Historic Exploration

Gold and silver production in Guadalupe de Los Reyes began in 1772, when the Guadalupe vein was discovered. Intermittent production for a period of 150 years, to the 1950’s has resulted in a reported accumulated extraction of approximately 1.1 million tonnes with an average grade of 9.20 g/T gold and 430 g/T silver from the various deposits located within the mining district. Most of this production was exported to Germany as doré bars.

Private investors leased some of the concessions from a group of claimholders from the city of Culiacán and carried out exploration and development operations in the Mariposa mine, resulting in extraction of approximately 1,000 tonnes of gold ore with an average grade of 5.2 g/T. Between October 1988 and February 1989, Enrique Gaitán and Associates mined 31.5 thousand tonnes with a reported grade of 5.8 g/T Au from an open cut in the El Zapote South area and recovered, according to Mr. Gaitán, approximately 93 kilograms of gold from a small cyanide vat leach facility. Minera Sierra Pacífico, a wholly-owned subsidiary of NCM began conducting exploration activities in the El Zapote area in 1992, when modern methods of exploration were first applied in the Project with a program that included geochemical soil and rock chip sampling, geophysical studies including VLF-EM and Magnetic surveys, drilling, sample and assay checks, partial underground development, and computer modeling to estimate mineral resources. Preliminary metallurgical testwork was carried out on bulk samples and drill chips from the El Zapote deposit. Environmental permits for exploration were obtained by NCM and Meridian.

NCM, under an option to purchase the mining claims that covered the entire Guadalupe de Los Reyes District, developed a full program of exploration, part of which was reported in a Prefeasibility Report prepared by the consulting firm of PAH. The exploration program included drilling five zones within the Guadalupe district as follows:

●	El Zapote deposit, 197 RC holes, 15,728 meters

●	Guadalupe deposit, 78 RC holes, 10,547 meters

●	San Miguel deposit, 33 RC holes, 3,674 meters

●	Noche Buena deposit, 37 RC holes, 4,071 meters, and

●	Tahonitas deposit, 389 RC holes, 2,258 meters

In December 2001, Meridian optioned the project from NCM and carried out a Due Diligence investigation including, sample checks and drilling of 23 additional confirmatory holes in four areas as follows:

●	El Zapote deposit, 5 RC holes, 829.3 meters

●	La Chiripa deposit, 9 RC holes, 829.2 meters

●	San Miguel deposit, 6 RC holes, 698.2 meters, and

●	Orito deposit, 3 RC holes, 375.0 meters

Meridian subsequently dropped the option with NCM in 2002. In December 2002, NCM returned all mineral rights for the Guadalupe de Los Reyes project to the original concessionaires, including Mr. Enrique Gaitán, Minas de San Luis, Minera Mariposa, and a group of concessionaires from the city of Culiacán.

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Luismin has carried out prospecting studies within the concessions that cover the northern portion of the district, including the El Orito zone, including surface and geochemical sampling along known mineralized structures. These mineralized zones have been discovered by prospectors developing small pits and surface workings along fault and altered zones.

In January 2003, Vista entered an agreement to acquire 100 percent of the mineral rights held by Mr. Gaitán, which covered a total of 596.9780 hectares (1,475.1326 acres) within the Guadalupe de Los Reyes mining district area. These concessions enclose most of the main identified exploration targets within the Guadalupe de Los Reyes district area, including portions of the El Zapote deposit gold resources, all of the Guadalupe-Laija deposit, portions of the Guadalupe-West deposit, portions of the Chiripa-San Miguel deposits, all of the Noche Buena deposit, and 99 percent of the Tahonitas deposit.

In 2004, Grandcru entered into agreements with Luismin and Grupo San Miguel to acquire concessions that cover approximately 62 percent of the Guadalupe mining district. The two agreements include 20 concessions with an aggregated surface of 4,598 hectares (11,363 acres) in part of the main mining district and surrounding area.

By agreement dated January 24, 2008, with Grandcru Resources and simultaneously with Goldcorp Inc. and the San Miguel Group, previous owners of mineral rights included in the mining claims list, Vista acquired the mineral rights that cover the Guadalupe mining district, except for two small claims located within the area. This agreement consolidates Vista’s ownership of the mineral rights within the Guadalupe district to include 37 contiguous concessions with a total coverage of about 6,302.09 hectares (15,572.78 acres). (Appendix A)

9.2	Recent Exploration

During 2011 and 2012, Vista Gold has continued drilling in the project area.  This includes 48 core holes spread throughout the exploration area.

●	El Zapote deposit, 15 holes, 1,685meters

●	Guadalupe deposit, 18 holes, 2,952 meters

●	San Miguel deposit, 11 holes, 1,854 meters

●	Noche Buena deposit, 4 holes, 729 meters

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10.0	DRILLING

As of fall 2012, 446 drill holes have been drilled in the El Zapote, Tahonitas, Noche Buena, Guadalupe, and San Miguel deposits.

Exploration of the Los Reyes project by Northern Crown Mining (NCM), Meridian, Luismin and other operators has included reverse circulation drilling of 372 holes, for a total of 34,861 meters. The Guadalupe mine (Laija and West) included 79 drill holes with a total of 10,548 meters; the San Miguel deposit was drilled with 34 holes (3,674 meters); the Noche Buena deposit was explored with 25 drill holes (2,592 meters); the Tahonitas deposit included 33 holes with a total of 2,258 meters drilled. Meridian drilled 23 reverse circulation holes with a total of 2,732 meters in several of the deposits.

During 2011 and 2012, Vista Gold drilled 48 core holes throughout the project area, for a total of 7,220 meters.  This includes 15 holes in the El Zapote area, 4 holes in the Noche Buena area, 18 holes in the Guadalupe areas, and 11 holes in the San Miguel area. A listing of drill hole locations can be found in Appendix B.  The core holes are generally drilled at a HQ size.

Table 10-1: Summary of Historic and Vista Drilling

Area	Number of holes (historic)	Meters (historic)	Number of holes (Vista)	Meters (Vista)
Zapote	201	15,789	15	1,685
Tahonitas	33	2,258
Noche Buena	25	2,592	4	729
Guadalupe (Total of both)	79	10,548	18	2,952
San Miguel	34	3,674	11	1,854
Total	372	34,861	48	7,220

Drill hole locations at El Zapote are placed on section lines spaced approximately 25 meters apart, with hole spacing along the lines averaging approximately 30 meters. Drilling of other deposits within the project was developed on section lines spaced between 50 to 100 meters apart, depending on area. Drilling along section lines can prove to be a challenge due to the steep topography in the area.

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11.0	SAMPLE PREPARATION, ANALYSES, AND SECURITY

The Guadalupe de los Reyes project consists of a complex system of low sulfidation epithermal veins with an aggregate strike length of 13.7 km. Silver-gold mineralization was deposited over at least a 400 meter vertical range that today is preserved between 450 and 850 meters in elevation. Gold occurs as discrete grains of native gold and electrum while silver occurs primarily as acanthite.

Modern exploration conducted between 1995 and 2000 tested approximately 6.5 km of the vein structure and focused on the shallow, brecciated and stockwork portions of the veins that were attractive bulk tonnage targets that could support open pit mining and heap leach operation.  The drilling conducted during this period was by reverse circulation methods with no confirmation with core drilling.

11.1	Sample Preparation and Analysis

During the course of the drill program, samples were sent to two assay laboratories. They are:

●	Primary Laboratory: ALS Chemex (Chemex). Sample preparation at Hermosillo, Sonora, México. Assaying in Vancouver, BC.

●	Check laboratory: Acme Analytical Laboratory (Acme). Sample preparation and assaying in Vancouver, BC.

The two commercial laboratories are ISO-9001:2000 certified. A summary of sample preparation procedures is presented in Table 11-1.

Table 11-1: Summary of Sample Preparation Procedures by Laboratory

ALS Chemex	Acme
Preparation in Hermosillo, Son. Analysis in Vancouver, B.C.	Analysis in Vancouver B.C.
Drying <60°C if required	Drying N/A
Crushing Crush to 70% - 10 mesh	Crushing N/A
Pulverizing Split and pulverize 250g: 85%-200 mesh	Pulverizing N/A
Gold
▪ 30gm charges
▪ ICP-AES finish for all samples
▪ Gravimetric finish for all samples > 10gr/T

Silver
▪ 4 acid digestion ICP-AES
▪ Fire assay gravimetric finish for all samples >10gr/ton
▪ 41 element trace geochemistry
▪ 4 acid digestion ICP-AES

Gold ▪ 30gm charges ▪ AA finish for all samples ▪ Gravimetric finish for all samples > 10gr/T Silver ▪ 4 acid digestion ICP-ES

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ALS Chemex	Acme
Internal QA/QC ▪ 0.005 g/T detection limit ▪ 88 charges per tray ▪ 8 standards, replicates, and blanks randomly inserted	Internal QA/QC ▪ 0.005 g/T detection limit ▪ 40 charges per tray ▪ 4 to 6 standards, replicates, and blanks randomly inserted
External QA/QC One control (standard or blank) per 20 samples One assay per 20 samples from new pulp from coarse reject One second lab check of duplicate pulp (1 per 20 samples)	External QA/AC One control (standard) per 20 pulps

11.2	Quality Control Samples

Control samples were included in each batch of samples submitted to Chemex at a rate of 1 in 20 samples.  Control samples will consist of the following:

Coarse blanks: washed construction gravel obtained locally

●	Standards: certified standards, submitted as pulps.

●	Replicate assays of a second pulp from coarse rejects by same lab

●	Assays of duplicate pulps from the same sample by the second lab

The quality control program made use of commercial reference material (standards) purchased for the program.

Standards and blanks are generally inserted every 20th sample. However, the geologist logging the hole had the flexibility to insure that control samples are inserted within or after suspected high grade intervals. Additional blanks were inserted within or following these intervals to check for contamination during preparation.

Chemex was instructed to prepare a second pulp from every 20th sample and ship the samples every two weeks to Acme for the second lab check. Chemex was instructed to include a standard provided by Vista Gold with every shipment at a minimum rate of 1 per 20 samples.

Chemex was instructed to retain the sample rejects for 90 days after which all pulps and rejects were returned to Vista Gold for long term storage. All core, pulps, and rejects are currently stored in a warehouse in Hermosillo, Sonora, México.

112.1	Drilling

The diamond drilling program was conducted under the supervision of Ing. Rafael Gallardo, a principal with Minera Cascabel. Minera Cascabel is contracted to Vista to provide geologic services on the project and provided qualified geologists, field technicians and a core handling/cutting crew.

The diamond drill core is boxed and stacked at the rig by the drill crews. Core is then picked up daily by the staff geologist or his designate and transported directly to Guadalupe de los Reyes

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for processing and sampling. The facilities consist of secured storage and core cutting area located in the village of Guadalupe de los Reyes.

Processing of the core includes digital photographing, geotechnical and geologic logging, and marking the core for sampling. Zones of strong alteration, quartz veining and quartz vein stockworks were sampled for assay. A minimum of eight to ten meters of unmineralized core were sampled in the hanging wall and foot wall to ensure that the mineralized zones are bounded for modeling. The geologists logging the core are encouraged to “over sample” when in doubt.

Intact, competent core was cut using a diamond saw. Broken zones with samples too small for the saw were broken with a mechanical splitter, as needed. Each sampled interval was placed in marked plastic bags. Each sample contained a sample tag with a unique sample number.   Samples were collected based on geologic breaks but no sample interval in mineralized zones was greater than 1.0 meter. The minimum core length was 0.4 meters. Half of the core is used for assay testing while the remaining half is conserved for future reference and metallurgical test work. Standards and blanks were placed in plastic bags for inclusion in the shipment at appropriate intervals. When a sequence of 5 samples is completed, they are placed in plastic or “rice” bags and secured with industrial tape. All of the samples are kept in the secure area until shipped for assay. Only complete holes are shipped.

A transmittal letter listing the shipment contents is included with each shipment with a copy scanned and emailed to the laboratory separately.

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12.0	DATA VERIFICATION

12.1	Sample Verification

Tt completed verification of the Guadalupe de Los Reyes project drilling performed by Vista Gold. Drill hole assays were verified by the independent collection of 31 core samples and tested for comparison against original assay values (Table 12-1).
Table 12-1: Guadalupe de los Reyes Sample Verification

Hole-ID	Sample	From	To	Wide (mts)
11GV-01	156245T	56.00	57.00	1.00
11GW-03	155800T	85.60	86.60	1.00
11GW-03	155818T	101.05	102.05	1.00
11GW-06	156023T	67.10	68.10	1.00
11GW-06	156042T	83.25	84.25	1.00
11GW-06	156050T	91.25	92.25	1.00
12GL-01	157045T	36.60	37.60	1.00
12GL-01	157051T	42.70	43.70	1.00
12GL-01	157061T	49.80	50.60	0.80
12GL-01	157102T	86.90	89.70	2.80
12GV-02	156616T	239.90	241.90	2.00
12GV-02	156619T	241.90	245.15	3.25
12GV-03	156811T	130.42	130.90	0.48
12GV-03	156814T	132.85	133.40	0.55
12GV-03	156817T	135.10	136.05	0.95
12GV-03	156818T	136.05	136.65	0.60
12ZAP-01	159045T	37.60	38.15	0.55
12ZAP-01	159055T	45.95	46.95	1.00
12ZAP-01	159055T	49.95	50.65	0.70
12ZAP-02	159055T	48.60	49.25	0.65
12ZAP-02	159055T	69.45	70.35	0.90
12ZAP-04	159055T	133.55	134.80	1.25
12ZAP-04	159055T	139.00	140.05	1.05
12ZAP-05	159055T	88.05	89.10	1.05
12ZAP-05	159055T	90.20	91.30	1.10
12ZAP-05	159055T	96.05	97.00	0.95
12ZAP-05	159055T	97.00	97.90	0.90
12ZAP-06	159055T	7.00	8.05	1.05
12ZAP-06	159055T	19.50	20.50	1.00
12ZAP-06	159055T	22.60	24.80	2.20
12ZAP-06	159055T	24.80	26.15	1.35

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Duplicate samples selected for retesting by Tt were analyzed by ALS Chemex. High grade gold samples were re-assayed by a method similar to that routinely used by Vista Gold.

Log-log comparison of the Vista Gold assay results vs. Tt verification results show generally good correlation for gold and silver, with a log10 correlation coefficient of 0.89 for silver and 0.88 for gold. This correlation is shown below in Figure 12-1.

Figure 12-1: Guadalupe de los Reyes Sample Verification

Overall, comparison of Vista Gold’s QA/QC duplicate sampling and Tt’s sample verification show similar results (Figure 12-2 and Figure 12-3). Correlations track well for the lower grades. Higher grades show less of a correlation, likely due to the nugget effect.

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Figure 12-2: Guadalupe de los Reyes Au Check Samples

Figure 12-3: Guadalupe de los Reyes Ag Check Samples

Limitations of the sample verification conducted by Tt include a small sample size and the potential influence of the nugget effect.

Based on independent sample verification of the Guadalupe de Los Reyes project area, Tt concludes the data collected by Vista Gold to be adequate for the purposes used in this technical report.

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12.2	Historic Database Verification

A data check was also performed on the digital assay information that was provided. NCM maintained a digital database of information. A blind entry of assay values from NCM’s physical data was performed and checked against the digital database. For values that were found to be different, a second blind entry was performed. Over 1,100 entries were entered. Of these values, only three gold grades were determined to be incorrect and were changed to reflect the physical logs. Some silver values in the El Zapote area were known to have differences because of a change in the lab’s testing methods. The lab ran the original assays using an aqua regia digestion followed by atomic absorption analysis, but retested the samples using fire assay methods. The silver grades from the aqua regia tests were consistently lower than the fire assay values due to a less complete extraction. Tt used the fire assay values for the geologic estimation, as they were considered the most accurate.

Previously, PAH conducted a review of the NCM sampling procedures and lab processing for the Prefeasibility Study of January 1998. NCM had approximately 10 percent of the sample intervals in the mineralized zone sent for duplicate analysis by a second laboratory to evaluate the quality of the sample analyses.

Check analyses samples were tested for the 1997 drilling program (ZA-088 to ZA-197) and for the 1996 drilling program (ZA-066 to ZA-087). For this work, Bondar-Clegg supplied the sample pulps to Min-En Laboratories (Min-En) in Vancouver, British Columbia. Min-En reportedly analyzed the sample pulp material utilizing similar methodology as described by Bondar-Clegg.

Statistical evaluation by PAH of the 1997 drilling program, found an acceptable correlation between the data pairs, with a lognormal correlation coefficient of 0.98 (out of 1.00). Overall, the variance between most sample-duplicate pairs was + 30 percent and is typical of structural zone gold deposits. There was, however, a tendency on the part of several samples for the Bondar-Clegg analysis to be significantly higher than that from Min-En and should be investigated further. However, a comparison of the average grades found that the Bondar-Clegg originals were about 5 percent lower than the Min-En duplicates, a difference that is acceptable by normal engineering practice.

PAH found that for the 1996 drilling program, the correlation of the data pairs showed less correlation, with a lognormal correlation coefficient of 0.94 (out of 1.00). Overall, the variance between most sample-duplicate pairs was + 20 percent.

Check analyses were also conducted on material from earlier drilling programs between 1992 and 1995 (ZA-016 to ZA-065), with original analysis largely by SGS-XRAL laboratory for drill holes ZA-016 to ZA-053 and to a lesser extent by Bondar-Clegg for drill holes ZA-054 to ZA-065, with the duplicate checks conducted by Bondar-Clegg. PAH’s evaluation found a lognormal correlation coefficient of 0.93 (out of 1.00). These data showed more variance than that of the 1996 and 1997 drilling, with the variance between most sample-duplicate pairs being + 45 percent, indicating less analytical precision than in the later sample analyses. Comparison of the average grades found that the original analyses were 3 percent higher than the duplicates, a difference acceptable by normal engineering practice.

After reviewing available data, Tt has found the results from the check assaying to be reasonable and done in accordance with accepted industry standard and practice.

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12.3	Drill Hole Location Verification.

During the site visit by Tt, several GPS coordinates were taken to verify locations of drill collars. Coordinates were taken in the NAD 27 México datum, and indicated historic locations of collars were not accurately represented in the NAD 27 México datum. Each area was off by a different amount, ruling out a global shift. To remedy this, Vista has resurveyed 40 drill holes, selecting several from each area, as shown in Table 12-2.

Table 12-2: Guadalupe de los Reyes Survey Verification 2012

HoleID	Easting (meters)	Northing (meters)	Elevation (meters)	Area
SM 004	345488.525	2684961.238	741.552	San Miguel
SM 007	345350.690	2684891.326	743.880	San Miguel
SM 011	345153.615	2685075.578	679.940	San Miguel
SM 014	345144.403	2685060.699	687.918	San Miguel
SM 015	345186.473	2684997.863	709.079	San Miguel
SM 017	345122.855	2685034.362	702.945	San Miguel
SM 018	345211.464	2684992.488	711.650	San Miguel
SM 020	345061.710	2685088.948	678.242	San Miguel
SM 024	344672.611	2685201.944	715.994	San Miguel
SM 025	344708.627	2685176.186	709.047	San Miguel
SM 027	344580.763	2685290.210	704.391	San Miguel
SM 029	344500.050	2685307.273	714.447	San Miguel
GL 044	347003.947	2685347.659	821.558	Guadalupe
GL 045	346871.507	2685389.740	839.388	Guadalupe
GL 046	346870.139	2685386.198	839.276	Guadalupe
GL 047	346948.482	2685348.701	853.620	Guadalupe
GL 048	347022.903	2685331.058	819.522	Guadalupe
GE 028	347554.188	2685052.033	1061.498	Guadalupe
GE 030	347671.784	2685083.560	998.469	Guadalupe
GL 063	347166.074	2685314.255	870.563	Guadalupe
GL 065	347161.278	2685197.494	873.762	Guadalupe
GL 067	347224.324	2685312.415	901.388	Guadalupe
ZAP 021	344116.627	2684818.508	699.585	Zapote
ZAP 076	343946.913	2685325.882	735.682	Zapote
ZAP 095	344129.837	2684632.757	635.391	Zapote
ZAP 099	344178.968	2684738.640	691.663	Zapote
ZAP 102	344142.407	2684809.445	701.521	Zapote
ZAP 109	344124.574	2684770.702	674.769	Zapote
ZAP 155	344158.442	2685160.622	789.845	Zapote
ZAP 158	344133.309	2685202.824	785.955	Zapote
ZAP 167	343970.262	2685149.416	755.517	Zapote
ZAP 189	343988.828	2685133.366	757.377	Zapote
ZAP 191	343985.854	2685175.970	758.341	Zapote

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ZAP 197	344403.262	2684505.489	752.425	Zapote
NB 008	345787.840	2684317.071	747.001	Noche Buena
NB 011	345866.735	2684252.530	768.585	Noche Buena
NB 016	345935.335	2684234.929	776.431	Noche Buena
NB 017	346030.358	2684230.776	807.444	Noche Buena
NB 018	345984.582	2684203.058	817.461	Noche Buena
NB 019	345692.242	2684562.032	776.613	Noche Buena

The resurveyed collars were used to create a transformation matrix for each area. The matrix, or transformation, was applied to the historic drill hole collars. The results of the transformation were then compared against the resurveyed holes and found to be within a reasonable distance of the surveyed collar locations, generally within a meter.

Table 12-3: Difference between 2012 Survey and Translated Coordinates

Hole ID	Easting Difference (meters)	Northing Difference (meters)
GE 028	0.01	0.003
GE 030	0.907	0.418
GL 044	-0.405	-0.183
GL 045	-1.037	-1.073
GL 046	-0.742	0.065
GL 047	0.095	0.027
GL 048	-0.77	-0.493
GL 063	-0.395	-0.111
GL 065	-0.949	-1.079
GL 067	0.29	0.081
NB 008	0.165	0.003
NB 011	-0.259	-0.005
NB 016	0.121	0.002
NB 017	-1.886	-0.699
NB 018	-1.144	-0.02
NB 019	-0.027	-0.001
SM 004	0.32	0.218
SM 007	1.147	3.525
SM 011	0.879	-0.143
SM 014	0.909	0.483
SM 015	1.003	1.813
SM 017	0.721	1.474
SM 018	0.185	1.89
SM 020	-1.053	-0.56

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SM 024	0.046	0.024
SM 025	-4.188	3.469
SM 027	-1.333	-1.721
SM 029	0.099	0.052
ZAP 021	0.236	-0.078
ZAP 076	0.041	-0.002
ZAP 095	0.324	-0.058
ZAP 099	-0.171	0.061
ZAP 102	-0.357	-0.188
ZAP 109	0.182	0.218
ZAP 155	0.065	0.029
ZAP 158	0.013	-0.008
ZAP 167	-0.12	0.027
ZAP 189	-1.236	-0.686
ZAP 191	-0.605	-0.077
ZAP 197	0.118	-0.094

After ensuring the translation matrix was valid, it was also applied to the cross sections created by Northern Crown for geology and mineralization.

12.4	Historic Drill Hole Correlation

Drilling and sampling has occurred over several years by several different companies at the Guadalupe de Los Reyes project. The historical drilling was done by Reverse Circulation (RC) drilling methods. To assess the usability of the historical assay data, a study of the relationship between the historical data and the recent Vista drilling was performed. Many of the holes drilled by Vista have intervals that intersect mineralization relatively close to the historical drilling and these holes were used to do a visual correlation study.  The location of the holes in the project area is shown in Figure 12-4 below.

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Figure 12-4: Location of Drill Holes in the Project Area

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Vista drilled 48 new core holes during 2011 and 2012 throughout the main five mineralized zones in the project area. Sampling of the core holes was done on 1 meter intervals.  A visual comparison by section of gold grade was conducted for the holes based on section lines. A comparison for each area is shown in Figure 12-5, Figure 12-6, Figure 12-7, and Figure 12-8.

Overall, the correlation of grades appears to be reasonable along the mineralized trend and Tt feels that the correlation is within an acceptable range to use the historical data for geologic modeling and grade estimation.

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Figure 12-5: El Zapote Drilling Correlations

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Figure 12-6: Guadalupe Drilling Correlations

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700 L
650 L
600 L
550 L
2684900 N
2684950 N
2685000 N
2685050 N
SM009
SM010
12SM-06-Vista
DRILL : AU
DRILL : AU
-99.000 <= < 0.010
0.010 <= < 0.210
0.210 <= < 0.500
0.500 <= < 1.000
1.000 <= < 10.000
10.000 <= < 100.000
100.000 <= < 99999.000

Figure 12-7: San Miguel Drilling Correlations

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750 L
700 L
650 L
600 L
550 L
2684200 N
2684300 N
2684400 N
2684500 N
2684600 N
12NB-02-Vista
DRILL : AU
DRILL : AU
-99.000 <= < 0.010
0.010 <= < 0.210
0.210 <= < 0.500
0.500 <= < 1.000
1.000 <= < 10.000
10.000 <= < 100.000
100.000 <= < 99999.000

Figure 12-8: Noche Buena Drilling Correlations

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13.0	MINERAL PROCESSING AND METALLURGICAL TESTING

13.1	Introduction and Historical Metallurgical Development

The Guadalupe de los Reyes mineralized material has undergone multiple regiments of metallurgical testing. Initial testwork performed by McClelland Laboratorios de Mexico in 1998 and was focused on establishing parameters relating to heap leach processes. One conclusion produced by this testwork alluded to the possibility of improved gold recovery at finer grind sizes than those obtained for heap leach applications. Recent testwork performed by Resource Development Inc. (RDi) in 2012 was focused on gold extraction under a conventional grinding circuit followed by cyanidation. The hypothesis made in previous testwork regarding increased gold recovery at finer grind sizes proved accurate.

13.2	McClelland Laboratorios de Mexico, 1998:

Tests issued by McClelland Laboratorios de Mexico in 1998 included direct cyanidation bottle roll tests, column percolation leach tests, as well as crushing and abrasion testing. The emphasis of this testing was with respect to establishing heap leach processes, as such it is not entirely comparable to more recent testwork which focused on conventional milling and cyanidation. This report noted in multiple instances that gold recoveries were lower than optimal due to encapsulation of fine gold at the coarse particle sizes tested, as evidenced by enriched gold in the coarser fractions of the tailings residue.

13.3	Resource Development Incorporated 2012:

In September 2012, RDi performed testwork on nine composites of Guadalupe de los Reyes material to examine the mineral’s amenability to recovery via a conventional grinding and cyanidation circuit, as well as via other methods such as gravity concentration and flotation. Both direct cyanidation and carbon-in-leach (CIL) were examined in this testwork. Comminution testing was also performed, which indicated the material was both hard and abrasive, which is typical to the mineralization for gold bearing minerals.

Gravity concentration tests showed that a direct smelter concentrate can be produced via gravity concentration. Despite the promising test results, gravity concentration was not integrated into the process flow diagram at this time.

Rougher flotation tests were performed on three composites, which indicated gold recoveries of 90% or greater were possible, however silver recoveries varied considerably by deposit. The reason for the variance in silver recoveries is unclear at this time.

Leach testing was performed on eight of the nine composites, which examined the effects of grind size, pulp density, cyanide concentration, as well as differences in recoveries resulting from the use of CIL versus direct leaching techniques. While CIL produced slightly higher gold recoveries than direct cyanide leaching, it was not selected at this time due to the high silver to gold ratio in the mineralized material. As such, direct leaching followed by a Merrill-Crowe precipitation process was selected. Further tradeoff studies will be needed to verify the optimal leaching method.

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Figure 13-1 Process Flow Diagram

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14.0	RESOURCE ESTIMATE

The mineral resource was historically calculated for six areas, but was combined into four areas for this report. The areas estimated are the El Zapote area (combined historic El Zapote and Tahonitas areas), San Miguel, Noche Buena, and Guadalupe (previously Guadalupe West and Laija). Historical data was compiled from previous companies and used in this mineral resource estimate.

14.1	Drill hole Database

A drill hole database was created and maintained by Northern Crown Mining. Tt created a new master database by using the verified historic drilling data from Northern Crown Mining, Meridian, and Vista Gold’s recent drilling.

At the time of this report there were 425 drill holes (Appendix B), all of which contain assay data.

The assay database contains sampling with intervals ranging from one to 1.52 meters. All samples have been assayed by multi-element as described in Section 11.0. Sample intervals include data for geology, gold, silver, and density. Tt has conducted verification tests on the database, including blind data entries from the physical historical logs and found only three discrepancies, which were updated in the working database.

Historic assaying by Bondar Clegg of Ag in the El Zapote area by aqua regia was found to be consistently lower than assaying performed by fire assays. Authors of previous mineral resource estimates have applied a reduction factor to the fire assays to better equate to the aqua regia results.  Tt concludes there is no benefit in reducing fire assay Ag values and has abandoned the use of a reduction factor for this mineral resource estimate. Tt has used assays for both aqua regia and fire assay as received.

Tt concludes that the database is reasonably free of recognized errors and can be used for resource estimation.

14.2	Geologic Modeling

Northern Crown Mining personnel previously interpreted the geology of the deposit on cross sections. Sections were generally created on a 50 meter spacing (some smaller) oriented perpendicular to the strike of the deposit. On these sections, the boundaries of the mineralized zone or mineral envelope were delineated. Tt used these sections as a baseline for the mineralized zones. In many cases the old mineralization sections were generalized. For this model, the mineralized envelope was refined from previously generated sections. Geologic modeling was based on a cutoff of 0.2 g/T Au and used as the basis for defining mineralization. A 40 percent quartz value was also taken into account to delineate the mineralized zone in conjunction with the gold cutoff.

The sectional interpretations were then extruded to create 3D sectional wireframes. Four wireframe vein models were created. El Zapote and Tahonitas were combined into the El Zapote zone. San Miguel and Noche Buena were modeled as individual vein systems. Guadalupe Laija and Guadalupe West were combined into one single Guadalupe vein.

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14.3	Composting and Assay Statistics

Raw data intervals vary, but ranged mostly in the 1 to 3 meter distance. The drill hole database was composited on 3 meter intervals to normalize the varying sample intervals. The composites were flagged within the wireframe. The average composite length is 2.95 meters. A list of the average composite statistics is shown below in Table 14-1:

Table 14-1: Composite Statistics

Average Values of Selected Data
Label	Number	Average	Std Deviation	Min Value	Max Value	# Miss
From – To	13419	2.95320	0.30163	0.01000	3.00001	0
Au	12365	0.30953	1.14515	0.00000	34.85775	1054
Ag	8572	9.87158	28.66988	0.00625	693.03326	4847

14.4	Variography

Variography was run on the data over the project area. Figure 14-1 below shows the results of the pairwise relative variography. The search ellipse parameters were determined from this variogram. For indicated, the search ellipse is 40 meters, and 120 meters for inferred.

Figure 14-1: Pairwise Relative Variogram

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14.5	Grade Estimation and Classification

A 5x5x5 meter block size block model was constructed to encompass the area including four resource areas. Cross sections of the block models for the El Zapote (North and South), Guadalupe, San Miguel, and Noche Buena deposits are shown below in Figure 14-3, Figure 14-4, Figure 14-5, Figure 14-6, and Figure 14-7 respectively.

In some areas the vein width is smaller than the 5 meter block size. To ensure more accurate accounting of the mineralized zone, the mineralized wireframes were used to create a percent block model, flagging the percentage of the block which falls inside the mineralized zone.

Historical workings are present in the El Zapote and the Guadalupe areas. Information was provided by Vista on these workings, which were digitized from historic plan maps. Information was also found on the historical workings in the previously constructed SRK block models and was used to transfer the workings information to the new model. By using this information, 3D wireframes were created to define the material that has been removed. Known drill hole intercepts of void space were compared to this information to verify the location of the historical workings information. The wireframes were used to flag the blocks in the block model by percentage. These percentages were then used to exclude the previously removed material from the resource model.

After compositing to 3 meter intervals, the blocks were estimated with an Au and Ag grade. This was done using the ordinary kriging method of estimation. Figure 14-1 below shows the correlation of the raw gold assays, the composite gold assays and the estimated block values of the gold grade. Gold composites were capped at a value of 50 g/T, while silver composite values were capped 700 g/T.

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Figure 14-2: Gold Grade Comparison

The strike and dip of each zone was taken into account when assigning a search ellipsoid to the block model. Each vein area was assigned a unique code and estimated based on its own set of parameters. The search ellipsoid used in each zone was 40 meters for an indicated resource and 120 meters for the inferred resource. To be classified as indicated, a minimum of 3 samples were required from at least 2 drill holes. For the inferred classification, a minimum of 2 samples was required. The table below shows the search ellipse parameters.

Table 14-2: Estimation Parameters

Zone	Azimuth	Dip	Anisotropy
El Zapote	240	53	30:40:25
San Miguel	201.5	60	30:40:25
Noche Buena	240.7	25	30:40:25
Guadalupe	200	75	30:40:25

Composites that were above cut off, but outside of the digitized mineralized zone were estimated using the same search parameters as their vein area, but the search parameters

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were reduced to a maximum of 60 meters, and required a minimum of two samples to estimate the blocks. The anisotropy of the inferred category was 40:40:25. These blocks were classified as inferred.

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700 L
600 L
500 L
344000 E
ZA018
ZA024
ZA005
ZA092
BLOCK : AU_GPT
BLOCK : AU_GPT
-99.000 <= < 0.010
0.010 <= < 0.210
0.210 <= < 0.500
0.500 <= < 1.000
1.000 <= < 10.000
10.000 <= < 100.000
100.000 <= < 99999.000

Figure 14-3: El Zapote (North) Block Section Looking Northwest

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Figure 14-4: El Zapote (South) Block Section Looking Northwest

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900 L
800 L
700 L
600 L
2685500 N
GL018
GL013
GL006
GL011
BLOCK : AU_GPT
BLOCK : AU_GPT
-99.000 <= < 0.010
0.010 <= < 0.210
0.210 <= < 0.500
0.500 <= < 1.000
1.000 <= < 10.000
10.000 <= < 100.000
100.000 <= < 99999.000

Figure 14-5: Guadalupe Block Section Looking Northwest

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700 L
600 L
500 L
125M-08
SM001
SM010
SM009
125M-06
2685000 N
BLOCK : AU_GPT
BLOCK : AU_GPT
-99.000 <= < 0.010
0.010 <= < 0.210
0.210 <= < 0.500
0.500 <= < 1.000
1.000 <= < 10.000
10.000 <= < 100.000
100.000 <= < 99999.000

Figure 14-6: San Miguel Block Section Looking Northwest

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Figure 14-7: Noche Buena Block Section Looking Northwest

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14.6	Density

Where measured densities were present, kriging was used to estimate block density. Where data was unavailable a default value of 2.6 g/cm3 was assigned.

14.7	Classification of Resource Blocks

An indicated mineral resource has been estimated for each of the four veins (Table 14-3).

Table 14-3: Indicated Resources at a Cutoff Grade of 0.50 g/T Au

Deposit	Indicated
	Tonnes (x1000)	Au oz	Gold g/T	Ag oz	Silver g/T
El Zapote	3,905	207,200	1.65	34,600	16.52
Noche Buena	937	39,700	1.32	497,400	16.52
San Miguel – Chiripa	459	47,100	3.19	1,141,800	77.37
Guadalupe	1,541	86,400	1.74	2,601,800	52.51
TOTAL	6,843	380,300	1.73	6,315,300	28.71

Note1: Figures may not total due to rounding of significant figures.

Note2: Indicated resources are equivalent to US SEC Industry Guide 7 “Mineralized Material”.

An inferred mineral resource was also estimated for each vein (Table 14-4).

Table 14-4: Inferred Resources at a Cutoff Grade of 0.50 g/T Au

Deposit	Inferred
	Tonnes (x1000)	Au oz	Gold g/T	Ag oz	Silver g/T
El Zapote	1127	44,800	1.25	428,600	11.82
Noche Buena	480	17,400	1.13	275,000	17.80
San Miguel – Chiripa	583	41,500	2.21	1,215,000	64.75
Guadalupe	1,054	51,600	1.52	1,720,500	50.75
TOTAL	3,200	155,200	1.49	3,639,000	34.87

Note1: Figures may not total due to rounding of significant figures.

Note2: Inferred resources are not defined or recognized by US SEC Industry Guide 7.

The indicated resource is classified on a search ellipsoid of 40 meters. The inferred resource classification is based on the search ellipse distance of 120 meters. A second pass inferred class was calculated for assay values that are above cutoff, but are not within a mineralized wireframe, these samples were calculated at a search ellipsoid of 60 meters.

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15.0	RESERVE ESTIMATE

This section is for advanced stage properties only and does not apply.

16.0	MINING METHODS

This section is for advanced stage properties only and does not apply.

17.0	RECOVERY METHODS

This section is for advanced stage properties only and does not apply.

18.0	PROJECT INFRASTRUCTURE

This section is for advanced stage properties only and does not apply.

19.0	MARKET STUDIES AND CONTRACTS

This section is for advanced stage properties only and does not apply.

20.0	ENVIRONMENTAL

This section is for advanced stage properties only and does not apply.

21.0	CAPITAL AND OPERATING COST ESTIMATES

This section is for advanced stage properties only and does not apply.

22.0	ECONOMIC ANALYSIS

This section is for advanced stage properties only and does not apply.

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23.0	ADJACENT PROPERTIES

The Guadalupe de los Reyes Project is located in an isolated area within the northwest trending Sierra Madre Occidental. As shown in Figure 4-1, the “6 De Enero” claim is privately held and completely surrounded by Vista’s claims. No modern exploration work has been conducted on the “6 De Enero” claim, but historic workings of the Guadalupe mine exist on the claim.

The nearest operating mines to this district are those within the Cosalá Mining District, such as La Reyna and La Estrella (Scorpio Mining Corporation), approximately 30 kilometers to the northwest. About 60 kilometers to the east of the Guadalupe de los Reyes Mining District are the similar epithermal type gold-silver deposits of the San Dimas and Tayoltita Mining District operated by Primero Mining Corp.

The author has been unable to verify information relating to adjacent and nearby projects and the information provided is not necessarily indicative of the mineralization on the property that is the subject of this technical report.

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24.0	OTHER RELEVANT DATA

All relevant data has been included in the above sections.

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25.0	INTERPRETATIONS AND CONCLUSIONS

Tt’s review of supplied data and site visits have shown exploration activities at the Guadalupe de los Reyes Project meet standard practices and contribute to the reliability of resource estimation.

The results of this mineral resource indicate the Guadalupe de los Reyes Project contains several kilometers of near surface quartz veining host to indicated and inferred Au and Ag mineral resources, which warrant the commencement of a Preliminary Economic Assessment (PEA).

The author is not aware of any significant risks or uncertainties that could reasonably be expected to affect the reliability or confidence in the exploration information or mineral resource estimates

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26.0	RECOMMENDATIONS

Tt recommends further drilling at the Guadalupe de los Reyes Project. Tt recommends that Vista place additional drill holes using Tt’s resource models to target areas of high grade inferred mineralization, and attempt to further increase indicated resources. In addition, Tt would recommend similar techniques are used to attempt to convert indicated resources to measured resources. Tt cannot guarantee additional drilling will convert current resources to a higher classification. Tt also recommends that Vista continue to explore prospect areas with limited drilling that have shown indications of mineralization in drill core and also drill in areas identified by surface mapping that are currently untested. Drilling should be conducted in two phases each phase should include drill hole that define resource and drill holes exclusively for exploration. If results from Phase 1 are satisfactory, Phase 2 should commence.

Tt recommends that Vista commence a PEA given the size and continuity of the current indicated and inferred mineralization.

Metallurgical testwork currently completed is sufficient to support a PEA level study but the next phase of testwork should be focused on mineralogical controls of Ag recoveries, grind testing, leach testing, Merrill-Crowe precipitation testing and solid-liquid separation testing.

Along with metallurgical testwork Tt recommends further measurements of density are taken, including characterization of waste rock density.

A tabulation of the above described activities is included in Table 26-1.
Table 26-1: Future Work Recommendations

Activity	Comment	Cost (USD)
Phase 1 Drilling	Resource and exploration 2,500 m	625,000
Phase 2 Drilling	Resource and exploration 2,500 m	625,000
Drilling Subtotal	Phase 1 and Phase 2 5,000 m	1,250,000

PEA	Cost to complete less mineral resource report.	170,000
Metallurgical Testwork		30,000
Density Testing		5,000
Total		1,415,000

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27.0	REFERENCES

Pincock, Allen and Holt, 2009, Technical Report for the Guadalupe de Los Reyes Gold-Silver Project, Sinaloa, México. Prepared for Vista Gold Corp August 12, 2009

Pincock, Allen and Holt, 2005, Technical Report Los Reyes, Gold-Silver project, State of Sinaloa, Western Mexico.  Prepared for Grandcru Resources Corporation April 11, 2005.

Pincock Allen and Holt, 1998, Prefeasibility of the Zapote Deposit Guadalupe de Los Reyes, Prepared for Minera Sierra Pacifico S.A. de C.V. and Minera Tatemas, S.A. de C.V. (Northern Crown Mines Ltd.)  January 28, 1998) 1.10 and 6.22.

McClelland Laboratorios de Mexico, S.A.de C.V.  Heap Leach Cyanidation Testwork-Zapote Deposit, March 1998

Rouyn-Noranda, Genivar, 2007, Pre-feasibility Study- Nuestra Senora Technical Report,  Prepared for Scorpio Mining Corporation.  June 8, 2007.

http://antares.inegi.org.mx/analisis/red_hidro/SIATL/# (2012) Intsituto Nacional de Estadisctica y Georafica, INEGI, Simulator de Flujos de Agua de Cuences Hidrogarficas.  View June 2012.

http://www.conagua.gob.mx/CONAGUA07/Contenido/Documentos/Portada%20BANDAS.htm  (2012)  CONAQUA Comision Nacional del Agua, Banco Nacional de datos de aqua superficials (bandas) consulta de datos hidrometrico, de sedimentos y vasos.  View June 2012.

http://waterdatahub.org/search  (2012) Water Data Hub.  Viewed June 2012.

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APPENDIX A
TITLE OF OPINION

PS&RM | Abogados
Pizarro-Suárez·Rodríguez Matus

VISTA GOLD CORP.
7961 Shaffer Parkway, Suite 5
Littleton, Colorado, U.S.A. 80127

Re: Minera Gold Stake, S.A. de C.V.
Guadalupe de los Reyes Project

Dear Sirs,

As per your request we have performed a brief and limited search aimed at determining the current legal status of the mining concessions mentioned herein below in which Minera Gold Stake, S.A. de C.V. has interests and rights and which concessions are forming part of the mining project identified as "Guadalupe de los Reyes", located in Cosalá, Sinaloa, México.

Our research on the mining concessions subject matter of this report was focused on and limited to, reviewing and examining the following public records and performing such additional investigations as we considered necessary, appropriate or relevant for the purposes of rendering this report:

- Public records kept by the General Direction of Mines (DGM) having federal jurisdiction and forming a part of the Ministry of Economy of the Federal Government.

- Public records kept by the Public Registry of Mining (RPM) having also federal jurisdiction in the United Mexican States.

Any agreement, application or filing made in respect to the mining concessions subject matter of this report, which recording or acknowledgement has not been completed or made by DGM or RPM, is excluded from this report.

Our opinion is limited to the laws of the United Mexican States (Mexico) as of this date and not with respect to any other law.

Subject to the qualifications and assumptions expressed herein, our report is as follows:

[Rest of the page left in blank intentionally]

1

33.	Prolongación Del Recuerdo	210497	Minera Gold Stake, S.A. de C.V.	91.4591 Has.	October 7, 2049	Cosalá, Sinaloa
34.	Prolongación Del Recuerdo Dos	209397	Minera Gold Stake, S.A. de C.V.	26.6798 Has.	April 8 , 2049	Cosalá, Sinaloa
35.	Arcelia Isabel	193499	Minera Gold Stake, S.A. de C.V.	60.3723 Has.	December 18, 2041	Cosalá, Sinaloa
36.	Dolores	180909	Minera Gold Stake, S.A. de C.V.	222.0385 Has.	August 5, 2037	Cosalá, Sinaloa
37.	La Victoria	210803	Minera Gold Stake, S.A. de C.V.	199.8708 Has.	November 29, 2049	Cosalá, Sinaloa

[1] The contract of assignment of rights entered into by and between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., on February 3, 2012, by means of which the latter company acquired the ownership of the mining concessions subject matter of this report, is in process of recording before the Public Registry of Mining; the contract is valid between the parties since the date of its execution, and we are not aware of any valid reason to believe the respective registration will not be accomplished and, therefore, we may consider Minera Gold Stake, S.A. de C.V. as the titleholder of the afore cited mining concessions.

3

2. RELEVANT INFORMATION AS TO EACH MINING CONCESSION.

1	LOT		Los Reyes Dos						
	TITLE		214131						
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.						
	LOCATION		Cosalá, Sinaloa						
	CONCESSION		Mining						
	SURFACE		17.3662 Has.						
	ISSUANCE		August 9, 2001						
	DURANTION		From August 10, 2001 to August 9, 2051						
	BOOK	Min. Conc.	VOLUME	320	PAGE	176	NO.	351	

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently named Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012 is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	**STATUS**
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009		X See Note 2
2010	X	
2011	X	

Note: No evidence showing the filing of proof of assessment works' 2009 annual report, was located.

4

2	LOT		Los Reyes Tres					
	TITLE		214302					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		197.0000 Has.					
	ISSUANCE		September 5, 2001					
	DURATION		From September 6, 2001 to September 5, 2051					
	BOOK	Min. Conc.	VOLUME	321	PAGE	81	NO.	162

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently named Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012 is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009		X See Note 2
2010	X	
2011	X	

Note: No evidence showing the filing of proof of assessment works' 2009 annual report, was located.

5

3	LOT		Los Reyes Cuatro					
	TITLE		217757					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		11.1640 Has.					
	ISSUANCE		August 12, 2002					
	DURATION		From August 13, 2002 to August 12, 2052					
	BOOK	Min. Conc.	VOLUME	331	PAGE	9	NO.	17

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently named Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009		X See Note 2
2010		X See Note 2
2011	X	

Note: No evidences showing the filing of the proof of assessment works' 2009 and 2010 annual reports were located.

6

4	LOT		Los Reyes Cinco					
	TITLE		216632					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		319.9852 Has.					
	ISSUANCE		May 16, 2002					
	DURATION		From May 17, 2002 to May 16, 2052					
	BOOK	Min. Conc.	VOLUME	327	PAGE	166	NO.	332

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently named Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009		X See Note 2
2010	X	
2011	X	

Note: No evidence showing the filing of proof of assessment works' 2009 annual report was located.

7

5	LOT		Los Reyes Seis					
	TITLE		225122					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		427.6609 Has.					
	ISSUANCE		July 21, 2005					
	DURATION		From July 22, 2005 to July 21, 2055					
	BOOK	Min. Conc.	VOLUME	351	PAGE	91	NO.	182

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently named Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

8

6	LOT		Los Reyes Siete					
	TITLE		225123					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		4.8206 Has.					
	ISSUANCE		July 21, 2005					
	DURATION		From July 22, 2005 to July 21, 2055					
	BOOK	Min. Conc.	VOLUME	351	PAGE	92	NO.	183

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently named Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

9

7	LOT		Los Reyes 8					
	TITLE		226037					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		9.0000 Has.					
	ISSUANCE		November 14, 2005					
	DURATION		From November 15, 2005 to November 14, 2055					
	BOOK	Min. Conc.	VOLUME	354	PAGE	9	NO.	17

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

10

8	LOT		Los Reyes Fracc. Oeste					
	TITLE		210703					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		476.9373 Has.					
	ISSUANCE		November 17, 1999					
	DURATION		From November 18, 1999 to November 17, 2049					
	BOOK	Min. Conc.	VOLUME	311	PAGE	82	NO.	163

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	**STATUS**
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

11

9	LOT		Los Reyes Fracc. Sur					
	TITLE		212758					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		598.0985 Has.					
	ISSUANCE		November 21, 2000					
	DURATION		From November 22, 2000 to October 7, 2049					
	BOOK	Min. Conc.	VOLUME	317	PAGE	29	NO.	58

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009		X See Note 2
2010	X	
2011	X	

Note: No evidence showing the filing of the proof of assessment works' 2009 annual report was located.

12

10	LOT		Los Reyes Fracc. Norte					
	TITLE		212757					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		1,334.4710 Has.					
	ISSUANCE		November 21, 2000					
	DURATION		From November 22, 2000 to October 7, 2049					
	BOOK	Min. Conc.	VOLUME	317	PAGE	29	NO.	57

NOTES
1. Title of concession in force.
2. Total assignment of rights between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Two royalties of: (i) 3% on Net Smelter Returns (NSR) in favor of Corporación Turística San Luis, S.A. de C.V., and (ii) 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. are recorded. Book 129 Volume 23 Page 43 No. 59
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	**STATUS**
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009		X See Note 2
2010	X	
2011	X	

Note: No evidence showing the filing of the proof of assessment works' 2009 annual report was located.

13

11	LOT		Norma					
	TITLE		177858					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		150.0000 Has.					
	ISSUANCE		April 29, 1986					
	DURATION		From April 29, 1986 to April 28, 2036					
	BOOK	Min. Conc.	VOLUME	240	PAGE	150	NO.	598

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

14

12	LOT		Nueva Esperanza					
	TITLE		184912					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		33.0000 Has.					
	ISSUANCE		December 6, 1989					
	DURATION		From December 6, 1989 to December 5, 2039					
	BOOK	Min. Conc.	VOLUME	251	PAGE	84	NO.	332

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

15

13	LOT		San Miguel					
	TITLE		185761					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		11.7455 Has.					
	ISSUANCE		December 14, 1989					
	DURATION		December 14, 1989 to December 13, 2039					
	BOOK	Min. Conc.	VOLUME	252	PAGE	186	NO.	741

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

16

14	LOT		San Manuel					
	TITLE		188187					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		55.7681 Has.					
	ISSUANCE		November 21, 1990					
	DURATION		From November 22, 1990 to November 21, 2040					
	BOOK	Min. Conc.	VOLUME	257	PAGE	113	NO.	447

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

17

15	LOT		El Padre Santo					
	TITLE		196148					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		50.0000 Has.					
	ISSUANCE		July 12, 1993					
	DURATION		From July 16, 1993 to July 15, 2043					
	BOOK	Min. Conc.	VOLUME	271	PAGE	4	NO.	8

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

18

16	LOT		El Faisán					
	TITLE		211471					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		2.6113 Has.					
	ISSUANCE		May 30, 2000					
	DURATION		From May 31, 2000 to May 30, 2050					
	BOOK	Min. Conc.	VOLUME	313	PAGE	106	NO.	211

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

19

17	LOT		Santo Niño					
	TITLE		211513					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		44.0549 Has.					
	ISSUANCE		From May 30, 2000					
	DURATION		From May 31, 2000 to May 30, 2050					
	BOOK	Min. Conc.	VOLUME	297	PAGE	39	NO.	78

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

20

18	LOT		San Pablo					
	TITLE		212752					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		11.1980 Has.					
	ISSUANCE		November 21, 2000					
	DURATION		From November 22, 2000 to November 21, 2050					
	BOOK	Min. Conc.	VOLUME	317	PAGE	26	NO.	52

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

21

19	LOT		San Pedro					
	TITLE		212753					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		9.0000 Has.					
	ISSUANCE		November 21, 2000					
	DURATION		From November 22, 2000 to November 21, 2050					
	BOOK	Min. Conc.	VOLUME	317	PAGE	27	NO.	53

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

22

20								
	LOT		Patricia					
	TITLE		212775					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		26.2182 Has.					
	ISSUANCE		January 30, 2001					
	DURATION		From January 31, 2001 to January 30, 2051					
	BOOK	Min. Conc.	VOLUME	317	PAGE	38	NO.	75

NOTES								
1. Title of concession in force.								
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008.								
Book 129	Volume	23	Page	44	No.	60		
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration.								
Book 129	Volume	31	Page	0	No.	0		
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.								

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

23

21	LOT		Martha I					
	TITLE		213234					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		46.6801 Has.					
	ISSUANCE		April 9, 2001					
	DURATION		From April 10, 2001 to April 9, 2051					
	BOOK	Min. Conc.	VOLUME	318	PAGE	87	NO.	174

NOTES
1. Title of concession in force.
2. Total assignment of rights between Minera Reina Isabel, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on March 10, 2008. Book 129 Volume 23 Page 44 No. 60
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty of 1% on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X See Note 1	
2008	X	
2009	X	
2010	X	
2011	X	

24

22	LOT		Elota					
	TITLE		237661					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		947.6449					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	61	NO.	121

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

25

23	LOT		Elota Fracción 1					
	TITLE		237662					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		905.5592 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	61	NO.	122

NOTES
1. Title of concession in force.
2. The Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

26

24	LOT		Elota Fracción 2					
	TITLE		237663					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		3.2803 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	62	NO.	123

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

27

25	LOT		Elota Fracción 3					
	TITLE		237664					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		2.7052 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc	VOLUME	386	PAGE	62	NO.	124

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

28

26	LOT		Elota Fracción 4					
	TITLE		237665					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		8.1142 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	62	NO.	125

NOTES
1. Title of concessions in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

29

27	LOT		Elota Fracción 5					
	TITLE		237666					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		4.1698 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	62	NO.	126

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

30

28	LOT		**Elota Fracción 6**					
	TITLE		237667					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		0.4779 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	**VOLUME**	386	**PAGE**	64	**NO.**	127

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	**STATUS**
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	**Filed**	**Not filed**
2011	**X**	

31

29	LOT		Elota Fracción 7					
	TITLE		237668					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		0.1535 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	64	NO.	128

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

32

30	LOT		**Elota Fracción 8**					
	TITLE		237669					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		0.6546 Has.					
	ISSUANCE		April 20, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	**VOLUME**	386	**PAGE**	65	**NO.**	129

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	**STATUS**
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	**Filed**	**Not filed**
2011	**X**	

33

31	LOT		Elota Fracción 9					
	TITLE		237670					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa; and Tamazula, Durango					
	CONCESSION		Mining					
	SURFACE		0.9503 Has.					
	ISSUANCE		April 19, 2011					
	DURATION		From April 20, 2011 to April 19, 2061					
	BOOK	Min. Conc.	VOLUME	386	PAGE	65	NO.	130

NOTES
1. Title of concession in force.
2. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2011	X	

34

32	LOT		Diez de Mayo					
	TITLE		223401					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		0.1842 Has.					
	ISSUANCE		December 9, 2004					
	DURATION		From December 10, 2004 to December 9, 2054					
	BOOK	Min. Conc.	VOLUME	346	PAGE	131	NO.	261

NOTES
1. Title of concession in force.
2. Total assignment of rights between Enrique Gaitán Maumejean and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on December 15, 2003. Book 129 Volume 16 Page 133 No. 150
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

35

33	LOT		Prolongación del Recuerdo					
	TITLE		210497					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		91.4591 Has.					
	ISSUANCE		October 7, 1999					
	DURATION		From October 8, 1999 to October 7, 2049					
	BOOK	Min. Conc.	VOLUME	310	PAGE	159	NO.	317

NOTES
1. Title of concession in force.
2. Total assignment of rights between Enrique Gaitán Maumejean and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on December 15, 2003. Book 129 Volume 16 Page 133 No. 150
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty between 2% and 3% (depending on the gold price) on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

36

34	LOT		Prolongación del Recuerdo Dos					
	TITLE		209397					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		26.6798					
	ISSUANCE		April 8, 1999					
	DURATION		From April 9, 1999 to April 8, 2049					
	BOOK	Min. Conc.	VOLUME	307	PAGE	149	NO.	297

NOTES
1. Title of concession in force.
2. Total assignment of rights between Enrique Gaitán Maumejean and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on December 15, 2003. Book 129 Volume 16 Page 133 No. 150
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty between 2% and 3% (depending on the gold price) on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

37

35	LOT		Arcelia Isabel					
	TITLE		193499					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		60.3723 Has.					
	ISSUANCE		December 19, 1991					
	DURATION		From December 19, 1991 to December 18, 2041					
	BOOK	Min. Conc.	VOLUME	267	PAGE	6	NO.	19

NOTES
1. Title of concession in force.
2. Total assignment of rights between Enrique Gaitán Maumejean and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on December 15, 2003. Book 129 Volume 16 Page 133 No. 150
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty between 2% and 3% (depending on the gold price) on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

38

36	LOT		Dolores					
	TITLE		180909					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		222.0385 Has.					
	ISSUANCE		August 5, 1987					
	DURATION		From August 6, 1987 to August 5, 2037					
	BOOK	Min. Conc.	VOLUME	243	PAGE	153	NO.	609

NOTES
1. Title of concession in force.
2. Total assignment of rights between Enrique Gaitán Maumejean and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on December 15, 2003. Book 129 Volume 16 Page 133 No. 150
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty between 2% and 3% (depending on the gold price) on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

39

37	LOT		La Victoria					
	TITLE		210803					
	CONCESSIONAIRE		Minera Gold Stake, S.A. de C.V.					
	LOCATION		Cosalá, Sinaloa					
	CONCESSION		Mining					
	SURFACE		199.8708 Has.					
	ISSUANCE		November 29, 1999					
	DURATION		From November 30, 1999 to November 29, 2049					
	BOOK	Min. Conc.	VOLUME	311	PAGE	132	NO.	263

NOTES
1. Title of concession in force.
2. Total assignment of rights between Enrique Gaitán Maumejean and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.), recorded on December 15, 2003. Book 129 Volume 16 Page 133 No. 150
3. Contract of assignment of rights between Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V., dated February 3, 2012, is in process of registration. Book 129 Volume 31 Page 0 No. 0
4. A royalty between 2% and 3% (depending on the gold price) on Net Smelter Returns (NSR) in favor of Desarrollos Mineros San Luis, S.A. de C.V. is recorded.

PAYMENT OF MINING DUTIES	
SEMESTER	STATUS
1°/2008	CORRECT PAYMENT
2°/2008	CORRECT PAYMENT
1°/2009	CORRECT PAYMENT
2°/2009	CORRECT PAYMENT
1°/2010	CORRECT PAYMENT
2°/2010	CORRECT PAYMENT
1°/2011	CORRECT PAYMENT
2°/2011	CORRECT PAYMENT
1°/2012	CORRECT PAYMENT
2°/2012	CORRECT PAYMENT

PROOF OF ASSESSMENT WORKS' ANNUAL REPORTS		
Period	Filed	Not filed
2007	X	
2008	X	
2009	X	
2010	X	
2011	X	

40

Notes:

1. Pursuant to that set forth in the Mining Law, holders of mining concessions have the obligation to perform mining works in their concessions, taking into consideration for said purposes the minimum investment amounts provided for in the Regulations to the Mining Law, as well as to file before the DGM annual assessment work reports, during the month of May of the following year.

As also provided for in the Mining Law, holders of mining concessions with a cumulative surface of less than 1,000 hectares are exempted from the obligation to file the annual assessment work reports mentioned above, but not from the obligation to carry out mining works, which may be inspected by the mining authorities at any time.

With respect to the obligation to file proof of assessment works' 2007 annual reports with respect to the concessions: "Norma", title 177858; "Nueva Esperanza", title 184912; "San Miguel", title 185761; "San Manuel", title 188187; "El Padre Santo", title 196148; "El Faisán", title 211471; "Santo Niño", title 211513; "San Pablo", title 212752; "San Pedro", title 212753; "Patricia", title 212775; and "Martha I", title 213234, in the contract of assignment of rights whereby Minera Reina Isabel, S.A. de C.V. transferred said concessions to Minera Paredones Amarillos, S.A. de C.V., the former expressly stated that it was the holder of mining concessions with a cumulative surface of less than 1,000 hectares and, therefore, it was not obligated to file the respective proof of assessment works' 2007 annual reports.

2. As concerns the proof of assessment works' 2009 annual reports with respect to the concessions: "Los Reyes Dos", title 214131; "Los Reyes Tres", title 214302; "Los Reyes Cuatro", title 217757; "Los Reyes Cinco", title 216632; "Los Reyes Fracc. Sur", title 212758; and "Los Reyes Fracc. Norte", title 212757, and the proof of assessment works' 2010 annual report with respect to "Los Reyes Cuatro", title 217757, with respect which no evidence of the respective filings were located, we have been verbally advised by officers of Minera Gold Stake, S.A. de C.V. that the company is currently reviewing said situation aimed at making any necessary corrections with the DGM; and we have been also verbally advised by officers of the DGM that no official communications observing the lack of said annual reports have been provided to Minera Gold Stake, S.A. de C.V.

41

Conclusions:

1. On February 3, 2012, Desarrollos Zapal, S.A. de C.V. and Minera Gold Stake, S.A. de C.V. entered into a Contract of Assignment of Rights whereby the latter company acquired all the rights deriving from the mining concessions forming part of the "Guadalupe de los Reyes" Project, and which concessions are subject matter of this opinion. Said Contract was filed for recording with the Public Registry of Mining and is currently in process of being recorded at said Registry. The aforesaid Contract is valid between the parties since the date of execution, and in view that we are not aware on any reason given which said recording could not be accomplished in due time, we may consider Minera Gold Stake, S.A. de C.V. as the titleholder of said mining concessions.

2. Given the foregoing and considering there is no liability or contingency shown in the public records of RPM and DGM, we are of the opinion that the mining concessions subject matter of this report, as of the date hereof, are valid and in full force and effects for the purposes of performing any mining exploration and exploitation works.

3. Deriving from the total assignment of rights agreement entered into between Desarrollos Mineros San Luis, S.A. de C.V. and Minera Paredones Amarillos, S.A. de C.V. (currently Desarrollos Zapal, S.A. de C.V.) on January 23, 2008, Desarrollos Zapal, S.A. de C.V. acquired the obligation to pay the NSR royalties described herein below, and which obligation has been now assumed by Minera Gold Stake, S.A. de C.V., due to the acquisition of all the rights and obligations with respect to such mining concessions:

    a) A royalty of 3% (three percent) on Net Smelter Returns (NSR) to be obtained as a result of producing and selling gold, silver and other ores to be extracted from the lots covering the mining concessions: "Los Reyes Dos", title 214131; "Los Reyes Tres", title 214302; "Los Reyes Cuatro", title 217757; "Los Reyes Cinco", title 216632; "Los Reyes 8", title 226037; "Los Reyes Fracc. Oeste", title 210703; "Los Reyes Fracc. Sur", title 212758; and "Los Reyes Fracc. Norte", title 212757, in favor of Corporación Turística San Luis, S.A. de C.V. or its designee.

    b) A royalty of 1% (one percent) on Net Smelter Returns (NSR) to be obtained as a result of producing and selling gold, silver and other ores to be extracted from the lots covering the mining concessions "Los Reyes Dos", title 214131; "Los Reyes Tres", title 214302; "Los Reyes Cuatro", title 217757; "Los Reyes Cinco", title 216632; "Los Reyes Seis", title 225122, "Los Reyes Siete", title 225123; "Los Reyes 8", title 226037; "Los Reyes Fracc. Oeste", title 210703; "Los Reyes Fracc. Sur", title 212758; and "Los Reyes Fracc. Norte", title 212757, in favor of Desarrollos Mineros San Luis, S.A. de C.V. or its designee.

    c) A royalty of 1% (one percent) on Net Smelter Returns (NSR) to be obtained as a result of producing and selling gold, silver and other ores to be extracted from the lots covering the mining concessions "Norma", title 177858; "Nueva Esperanza", title 184912; "San Miguel", title 185761; "San Manuel", title 188187; "El Padre Santo", title 196148; "El Faisán", title 211471; "Santo Niño", title 211513; "San Pablo", title 212752; "San Pedro", title 212753; "Patricia", title 212775; and "Martha I", title 213234, in favor of Desarrollos Mineros San Luis, S.A. de C.V. or its designee.

    d) A royalty between 2% (two percent) and 3% (three percent), as indicated below, on Net Smelter Returns (NSR) to be obtained as a result of producing and selling gold, silver and other ores to be extracted from the lots covering the mining concessions: "Prolongación del Recuerdo", title 210497; "Prolongación del Recuerdo Dos", title 209397; "Arcelia Isabel", title 193499; "Dolores", title 180909; and "La Victoria", title 210803, in favor of Desarrollos

42

Mineros San Luis, S.A. de C.V. or its designee; the above, depending on the price of gold in the market during the corresponding period, as published by the London Bullion Houses (Second Fixing), pursuant to the following schedule:

Price of gold in US dollars per ounce	NSR Percentage (%)
$499.99 or less	2.00%
$500.00 or more	3.00%

4. The concessions subject matter of this report, except for the abovementioned royalties, are free and clear of any liens, encumbrances, burdens, affectations or limitations of domain of any nature whatsoever, as well as free and clear of any contracts or agreements with third parties and of judicial procedures that may affect or limit the exercise of their respective rights.

The opinions expressed herein are based upon the Mexican laws in effect on the date hereof, and we assume no obligation to revise or supplement this title report should such laws be changed in any respect by legislative action, judicial decision or otherwise.

This title report is being furnished to Vista Gold Corporation. Accordingly, it may not be relied upon by, quoted in any manner to, or copied and copies hereof delivered to, any person or entity without, in each instance, our prior written consent.

Truly yours,

PIZARRO-SUÁREZ & RODRÍGUEZ MATUS

Juan E. Pizarro-Suárez V.L.
Partner

43

APPENDIX B
DRILLING TABLES

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
11GV-01	347291.51	2685396.50	837.55	202.80
11GW-01	346045.65	2685499.78	777.98	135.70
11GW-02	346047.14	2685499.36	778.30	149.45
11GW-03	345946.76	2685497.34	737.67	158.60
11GW-04	345897.64	2685507.22	712.71	128.10
11GW-05	345852.31	2685530.79	686.81	115.90
11GW-06	345995.83	2685496.45	754.51	134.20
11GW-07	346614.15	2685432.45	748.23	125.05
11GW-08	346553.81	2685458.66	756.27	170.80
11GW-09	346493.16	2685489.42	762.07	149.45
12GC-01	347901.89	2685183.01	908.58	312.00
12GL-01	347073.95	2685347.25	789.41	167.75
12GL-02	347127.38	2685287.58	825.91	71.65
12GL-03	347119.74	2685322.04	828.82	109.80
12GL-04	347119.46	2685321.78	829.10	88.45
12GV-02	347355.63	2685378.39	858.16	297.35
12GV-03	347282.40	2685355.81	849.99	213.50
12GW-10	345995.76	2685496.26	754.75	221.10
12NB-01	345813.81	2684284.72	751.98	192.15
12NB-02	345779.19	2684322.91	744.37	161.65
12NB-03	345779.19	2684322.89	744.35	186.05
12NB-04	345782.81	2684364.01	724.08	189.10
12SM-01	344473.91	2685306.27	731.40	129.60
12SM-02	344474.87	2685308.28	730.95	105.20
12SM-03	344401.49	2685302.04	704.67	125.05
12SM-04	344651.12	2685241.54	704.43	100.65
12SM-05	345215.52	2685024.43	690.05	242.45
12SM-06	345267.08	2684946.98	712.21	213.50
12SM-07	345281.50	2685071.99	672.23	150.95
12SM-08	345266.13	2684946.30	710.08	264.80
12SM-09	345165.84	2685063.61	680.24	183.00
12SM-10	345239.34	2684985.65	710.06	149.45
12SM-11	345301.72	2684970.40	663.98	189.10
12ZAP-01	344114.02	2685181.19	758.75	75.00
12ZAP-02	344080.69	2685195.12	775.00	76.25
12ZAP-03	344078.81	2685195.21	772.09	98.30
12ZAP-04	344021.86	2685236.25	762.33	75.30
12ZAP-05	344145.49	2684572.15	663.44	154.00
12ZAP-06	344182.40	2684636.27	635.72	218.10
12ZAP-07	344181.63	2684635.97	635.52	149.45

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
12ZAP-08	344114.31	2685181.21	757.83	93.00
12ZAP-09	344080.27	2685195.92	774.36	66.25
12ZAP-10	344071.15	2685238.26	766.32	115.90
12ZAP-11	343995.58	2685177.92	756.07	70.80
12ZAP-12	344075.07	2684836.29	670.46	143.35
12ZAP-13	344103.98	2684763.86	669.10	50.30
12ZAP-14	344076.72	2684713.59	626.05	146.40
12ZAP-15	344137.53	2684612.77	638.99	152.50
GE028	347554.19	2685052.03	1061.50	182.88
GE029	347609.84	2685224.30	989.85	237.75
GE030	347671.78	2685083.56	998.47	160.02
GE062	347277.13	2685355.66	852.72	228.60
GE068	347328.86	2685347.16	863.75	217.93
GE071	347381.84	2685329.99	885.54	102.11
GE074	347525.20	2685303.34	953.07	280.40
GE075	347382.53	2685331.78	886.00	237.74
GE076	347431.02	2685300.87	927.65	161.54
GE077	347480.33	2685312.81	941.62	239.27
GE078	347901.24	2685185.04	908.64	252.98
GL001	347040.54	2685403.86	787.15	213.36
GL002	347057.15	2685327.58	806.80	201.17
GL003	347050.99	2685310.86	814.69	192.03
GL004	347086.37	2685267.47	814.96	67.06
GL005	347066.87	2685348.63	801.86	118.87
GL006	347100.00	2685276.06	812.59	103.63
GL007	347066.98	2685349.61	801.80	166.12
GL008	347099.65	2685268.58	812.67	6.09
GL009	347044.67	2685365.09	798.88	147.83
GL010	347105.34	2685297.87	813.63	112.78
GL011	347102.83	2685300.47	812.20	117.35
GL012	347097.14	2685271.58	812.14	118.87
GL013	347101.83	2685317.01	815.04	65.53
GL014	347007.96	2685343.95	820.15	89.92
GL015	347007.87	2685342.65	820.90	25.91
GL016	347005.64	2685348.24	819.70	141.73
GL017	347092.30	2685265.51	813.87	35.05
GL018	347080.59	2685243.92	835.61	109.73
GL019	347101.17	2685311.43	813.12	121.92
GL019A	347102.17	2685310.43	813.46	33.53
GL020	347103.44	2685236.29	831.04	109.73

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
GL040	347129.35	2685279.97	824.80	85.34
GL041	347126.10	2685273.50	821.82	33.53
GL042	347088.91	2685266.12	814.22	128.02
GL043	347028.68	2685282.17	832.50	173.74
GL044	347003.95	2685347.66	821.56	179.83
GL045	346871.51	2685389.74	839.39	74.68
GL046	346870.14	2685386.20	839.28	91.44
GL047	346948.48	2685348.70	853.62	109.73
GL048	347022.90	2685331.06	819.52	54.86
GL049	347122.26	2685282.48	822.08	213.36
GL050	347107.68	2685242.46	827.32	173.74
GL051	347107.19	2685240.76	828.05	143.26
GL052	347034.61	2685349.66	810.29	149.35
GL053	346993.41	2685393.31	823.99	173.74
GL054	347019.09	2685362.96	809.98	198.12
GL055	346970.41	2685362.47	840.17	201.17
GL063	347166.07	2685314.26	870.56	252.98
GL064	347168.17	2685313.37	864.21	230.12
GL065	347161.28	2685197.49	873.76	141.43
GL066	347232.61	2685295.07	895.67	102.11
GL067	347224.32	2685312.42	901.39	235.31
GL069	347192.96	2685250.72	868.91	149.35
GL070	347199.56	2685278.11	868.62	80.77
GL072	347106.99	2685241.36	827.78	82.00
GL073	347108.38	2685242.05	827.50	82.30
GS056	347173.64	2685485.76	799.67	173.11
GS057	347277.57	2685411.17	841.44	79.25
GS058	347278.69	2685407.48	844.07	237.74
GS059	347278.89	2685408.17	843.26	149.35
GS060	347227.72	2685515.83	809.38	152.40
GS061	347228.60	2685517.62	808.78	94.49
GW021	346002.21	2685513.29	754.58	126.49
GW022	345997.92	2685498.56	754.84	137.16
GW023	346055.55	2685518.15	771.77	64.01
GW024	346049.37	2685486.57	779.47	109.73
GW025	346154.42	2685486.52	764.32	42.67
GW026	346255.55	2685492.35	757.80	45.72
GW027	346253.26	2685491.76	756.26	51.82
GW031	346377.98	2685530.93	749.49	111.25
GW032	346548.99	2685476.90	749.07	153.92

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
GW033	345998.50	2685501.15	754.82	147.83
GW034	345960.03	2685538.11	722.29	53.34
GW035	345948.76	2685493.19	738.90	131.06
GW036	345921.65	2685544.68	699.37	60.96
GW037	345902.17	2685508.15	713.68	109.73
GW038	345850.99	2685523.62	688.19	94.49
GW039	346548.32	2685471.82	751.21	82.30
GZ-01	344266.00	2684518.00	730.00	167.63
GZ-02	344266.00	2684526.00	730.00	149.34
GZ-03	344254.00	2684531.00	730.00	152.39
GZ-04	344152.00	2684520.00	713.00	237.73
GZ-05	344196.00	2684545.00	682.00	121.91
NB001	345770.91	2684485.08	733.90	48.77
NB002	345777.39	2684448.27	727.80	60.96
NB003	345776.19	2684447.86	728.06	57.91
NB004	345727.78	2684516.65	749.83	79.25
NB005	345773.58	2684366.79	723.37	91.44
NB006	345772.88	2684366.09	723.68	103.83
NB007	345788.58	2684317.37	745.87	146.31
NB008	345787.84	2684317.07	747.00	132.59
NB009	345828.69	2684291.91	748.54	131.07
NB010	345813.08	2684283.28	752.34	158.50
NB011	345866.74	2684252.53	768.59	143.26
NB012	345889.60	2684267.68	752.65	60.96
NB013	345867.20	2684324.70	718.87	48.77
NB014	345973.53	2684257.81	763.47	60.96
NB015	345935.61	2684235.33	775.41	100.58
NB016	345935.34	2684234.93	776.43	112.78
NB017	346030.36	2684230.78	807.44	48.77
NB018	345984.58	2684203.06	817.46	112.78
NB019	345692.24	2684562.03	776.61	100.58
NB020	345691.27	2684561.63	774.71	131.06
NB021	345642.26	2684585.28	767.81	128.02
NB022	345641.36	2684584.57	768.08	137.16
NB023	345588.94	2684606.91	752.93	112.78
NB024	345587.74	2684606.41	753.16	134.11
NB025	345748.13	2684934.55	675.66	149.35
SM001	345291.87	2684968.82	698.31	91.44
SM002	345386.17	2684982.84	711.18	60.96
SM003	345377.68	2684960.76	706.09	56.39

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
SM004	345488.53	2684961.24	741.55	82.30
SM005	345460.96	2684911.94	741.55	138.68
SM006	345349.46	2684889.55	743.60	198.12
SM007	345350.69	2684891.33	743.88	103.63
SM008	345439.62	2684861.67	741.65	80.77
SM009	345261.00	2684942.34	710.42	161.54
SM010	345261.80	2684942.65	709.91	161.54
SM011	345153.62	2685075.58	679.94	54.86
SM012	345214.15	2685036.30	685.59	124.97
SM013	345213.33	2685034.75	685.78	70.10
SM014	345144.40	2685060.70	687.92	82.30
SM015	345186.47	2684997.86	709.08	149.35
SM016	345185.68	2684996.88	708.93	131.06
SM017	345122.86	2685034.36	702.95	97.54
SM018	345211.46	2684992.49	711.65	134.11
SM019	345210.88	2684991.32	708.98	120.40
SM020	345061.71	2685088.95	678.24	100.58
SM021	345062.46	2685089.20	672.94	57.91
SM022	344964.68	2685103.85	647.97	80.77
SM023	344894.75	2685168.92	626.57	201.17
SM024	344672.61	2685201.94	715.99	135.64
SM025	344708.63	2685176.19	709.05	128.02
SM025A	344713.21	2685172.51	708.28	53.34
SM026	344645.84	2685243.78	705.00	156.97
SM027	344580.76	2685290.21	704.39	100.58
SM028	344658.61	2685324.33	672.28	60.96
SM029	344500.05	2685307.27	714.45	79.25
SM030	345498.38	2684803.91	771.82	100.58
SM031	345278.27	2685073.12	671.97	105.16
SM032	344466.81	2685310.15	734.34	120.40
SM033	344393.21	2685304.42	701.54	92.96
TA001	344686.80	2684345.70	730.32	82.30
TA002	344661.40	2684322.90	714.37	103.63
TA003	344668.91	2684270.70	699.60	82.30
TA004	344653.42	2684260.84	710.82	73.15
TA005	344666.52	2684210.32	692.46	67.06
TA006	344665.72	2684209.03	692.00	91.44
TA007	344684.21	2684173.10	673.58	91.44
TA008	344652.15	2684159.27	672.34	82.30
TA009	344696.51	2684117.59	653.97	79.25

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
TA010	344663.74	2684103.76	657.92	73.15
TA011	344614.75	2684357.59	754.88	82.30
TA012	344613.55	2684356.79	756.01	100.59
TA013	344633.31	2684420.83	765.17	72.54
TA014	344632.32	2684419.93	765.25	71.63
TA015	344732.77	2684082.03	665.62	53.34
TA016	344692.82	2684081.61	644.19	67.06
TA017	344603.94	2684465.08	787.91	67.06
TA018	344601.84	2684464.38	787.57	79.25
TA019	344754.36	2684023.40	644.13	60.96
TA020	344716.71	2684002.78	648.47	76.20
TA021	344778.45	2683980.86	642.43	45.72
TA022	344735.70	2683958.56	630.52	70.10
TA023	344634.40	2684486.31	794.21	33.53
TA024	344577.96	2684511.32	775.92	67.06
TA025	344751.89	2683918.24	622.71	76.20
TA026	344498.63	2684580.66	765.56	76.20
TA027	344576.46	2684510.62	775.56	39.62
TA028	344534.20	2684543.50	766.09	100.59
TA029	344671.37	2684390.28	741.29	24.38
TA030	344576.76	2684511.92	775.82	70.10
TA031	344650.61	2684364.31	731.49	27.43
TA032	344688.09	2684223.38	682.48	30.48
TA033	344752.25	2684086.68	669.55	39.62
ZA001	344170.17	2684634.33	635.47	60.96
ZA002	344157.48	2684663.95	632.20	60.96
ZA003	344106.35	2684596.95	636.31	167.67
ZA004	344117.21	2684772.09	673.58	100.58
ZA005	344132.44	2684722.12	654.74	100.58
ZA006	344078.14	2684756.29	659.94	124.97
ZA007	344211.93	2684609.45	645.93	91.44
ZA008	344157.66	2684610.73	637.77	38.10
ZA009	344091.26	2684646.68	619.01	112.80
ZA010	344149.01	2684610.66	636.33	99.06
ZA011	344061.81	2684873.14	637.75	121.92
ZA012	344025.43	2684977.46	638.08	152.40
ZA013	344027.94	2684973.92	636.00	114.30
ZA014	344080.82	2684886.03	637.81	121.92
ZA015	344090.58	2684685.28	619.85	105.16
ZA016	344187.56	2684596.81	644.42	92.96

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
ZA017	344121.50	2684658.01	621.83	80.77
ZA018	344181.44	2684738.87	685.51	60.96
ZA019	344162.67	2684789.83	695.15	50.29
ZA020	344172.21	2684764.70	690.13	21.34
ZA021	344116.63	2684818.51	699.59	105.16
ZA022	344140.40	2684835.04	685.83	47.24
ZA023	344129.77	2684837.08	680.19	45.72
ZA024	344151.37	2684727.64	665.83	60.96
ZA025	344116.43	2684978.53	679.97	60.96
ZA026	344162.47	2684664.24	633.56	39.62
ZA027	344173.23	2684636.69	636.13	40.54
ZA028	344148.97	2684727.15	665.04	57.30
ZA029	344214.13	2684608.55	646.59	42.67
ZA030	344159.34	2684575.11	661.91	129.54
ZA031	344276.82	2684570.23	683.15	85.34
ZA032	344274.81	2684570.59	682.27	94.49
ZA033	344240.88	2684578.74	667.28	76.20
ZA034	344157.07	2684699.24	651.91	39.62
ZA035	344109.75	2685028.29	694.65	51.82
ZA036	344158.84	2685049.32	726.42	30.48
ZA037	344132.18	2685089.61	723.08	42.67
ZA038	344102.06	2685128.31	724.77	60.96
ZA039	344068.64	2685187.53	778.70	146.30
ZA040	344069.97	2685187.07	777.10	115.82
ZA041	344120.11	2685206.76	780.70	91.44
ZA042	344075.65	2685225.15	775.44	143.26
ZA043	344047.98	2685227.50	774.03	152.40
ZA044	344076.15	2685225.15	775.54	91.44
ZA045	344019.20	2685316.44	733.23	118.87
ZA046	344082.83	2685286.61	732.69	67.06
ZA047	344047.96	2685270.42	734.78	97.54
ZA048	344039.01	2685334.09	722.64	85.34
ZA049	344011.70	2685350.74	702.59	134.11
ZA050	344009.20	2685349.85	702.50	146.30
ZA051	343993.71	2685390.37	694.31	85.34
ZA052	344061.02	2685126.33	740.57	118.87
ZA053	344102.44	2685130.60	725.87	36.58
ZA054	344258.04	2684553.11	682.93	100.59
ZA055	344258.21	2684551.31	683.57	146.31
ZA056	344233.00	2684555.67	679.18	121.92

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
ZA057	344233.01	2684554.08	679.78	134.11
ZA058	344212.54	2684571.86	665.53	109.73
ZA059	344195.56	2684560.50	668.06	143.26
ZA059A	344196.06	2684561.20	667.71	143.26
ZA060	344073.78	2684971.46	660.43	70.10
ZA061	344060.70	2685004.49	655.97	42.67
ZA062	344162.12	2684628.73	634.57	79.25
ZA063	344149.20	2684840.45	685.15	18.29
ZA064	344167.90	2684808.16	703.74	24.38
ZA065	344172.97	2684802.51	704.93	18.29
ZA066	344323.97	2684566.39	690.00	151.79
ZA067	344326.22	2684566.94	690.00	51.82
ZA068	344033.93	2685042.24	676.07	103.63
ZA069	344033.34	2685043.09	676.37	106.68
ZA070	344039.08	2685310.10	726.72	94.49
ZA071	344037.88	2685309.70	728.62	91.44
ZA072	344056.44	2685272.91	732.90	76.20
ZA073	344080.24	2685285.92	732.69	48.77
ZA074	344018.80	2685315.74	733.50	109.73
ZA075	343986.37	2685302.19	741.13	121.92
ZA076	343946.91	2685325.88	735.68	222.51
ZA077	344064.36	2685236.67	763.47	106.68
ZA078	344064.56	2685236.97	763.29	97.54
ZA079	344084.64	2685252.62	756.63	73.15
ZA080	344087.24	2685228.52	776.74	82.30
ZA081	344123.51	2685208.25	781.94	60.96
ZA082	344069.57	2685187.37	777.74	106.68
ZA083	344110.63	2685179.79	757.20	56.39
ZA084	344109.93	2685180.19	757.09	70.10
ZA085	344064.78	2685129.60	739.70	82.30
ZA086	344101.54	2685131.72	726.07	51.82
ZA087	344120.93	2685111.99	725.24	24.38
ZA088	344108.53	2684650.65	620.99	96.01
ZA089	344200.73	2684646.36	639.00	21.34
ZA090	344129.80	2684690.00	632.79	50.29
ZA091	344129.30	2684689.70	632.42	80.77
ZA092	344104.43	2684711.44	634.84	80.77
ZA093	344092.34	2684684.88	619.92	85.34
ZA094	344131.01	2684634.01	629.17	71.63
ZA095	344129.84	2684632.76	635.39	96.01

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
ZA096	344090.66	2684621.20	627.04	118.87
ZA097	344090.66	2684620.20	627.35	134.11
ZA098	344184.53	2684739.77	686.79	22.86
ZA099	344178.97	2684738.64	691.66	64.01
ZA100	344175.34	2684764.78	692.35	27.43
ZA101	344151.36	2684808.92	697.85	35.05
ZA102	344142.41	2684809.45	701.52	60.96
ZA103	344109.60	2684785.41	682.36	83.82
ZA104	344103.60	2684838.21	679.51	56.39
ZA105	344102.40	2684839.11	678.73	68.58
ZA106	344144.37	2684750.55	668.13	38.10
ZA107	344144.57	2684750.45	668.20	47.24
ZA108	344126.59	2684771.68	672.33	51.82
ZA109	344124.57	2684770.70	674.77	64.01
ZA110	344175.95	2684693.00	654.47	25.91
ZA111	344158.67	2684700.63	653.87	27.43
ZA112	344121.30	2684744.40	661.93	51.82
ZA113	344120.20	2684744.40	661.74	68.58
ZA114	344387.55	2684558.10	705.37	41.15
ZA115	344360.68	2684552.06	702.91	56.39
ZA116	344358.98	2684551.26	703.11	65.53
ZA117	344345.69	2684574.88	688.70	30.48
ZA118	344312.03	2684562.76	689.36	70.10
ZA119	344256.39	2684581.57	669.63	59.44
ZA120	344237.91	2684574.01	668.84	68.58
ZA121	344227.32	2684594.72	654.80	50.29
ZA122	344225.32	2684594.73	654.51	65.53
ZA123	344236.80	2684623.29	649.76	28.95
ZA124	344188.47	2684537.32	680.46	166.12
ZA125	344163.98	2684604.55	639.25	99.06
ZA126	344151.15	2684861.80	676.45	7.62
ZA127	344146.95	2684853.81	676.20	19.81
ZA128	344145.95	2684849.61	678.64	44.20
ZA129	344103.39	2684878.00	644.74	47.24
ZA130	344080.01	2684897.74	638.28	50.29
ZA131	344084.30	2684925.72	648.24	35.05
ZA132	344055.04	2684917.08	637.63	53.34
ZA133	344048.73	2684975.88	647.51	50.29
ZA134	344011.28	2684916.18	620.25	46.50
ZA135	344061.82	2684943.56	651.98	59.44

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
ZA136	344073.81	2684974.03	660.28	47.24
ZA137	344127.75	2684953.02	671.83	25.91
ZA138	344104.37	2685005.15	688.68	62.48
ZA139	344107.96	2685004.75	689.86	32.00
ZA140	344137.73	2685019.28	701.02	19.81
ZA141	344132.73	2685045.28	706.76	22.86
ZA142	344118.94	2685061.21	705.21	19.81
ZA143	344108.40	2685086.23	699.58	19.81
ZA144	344165.30	2685027.82	724.93	19.81
ZA145	344159.60	2685026.43	718.71	41.15
ZA146	344131.72	2685094.77	723.05	22.86
ZA147	344117.83	2685116.19	725.83	22.86
ZA148	344114.33	2685113.40	719.71	53.34
ZA149	344100.65	2685129.72	724.87	114.30
ZA150	344127.62	2685093.58	719.01	50.29
ZA150A	344127.62	2685093.58	719.01	10.67
ZA151	344145.11	2685071.15	725.84	22.86
ZA152	344175.56	2685137.96	790.48	28.96
ZA153	344171.57	2685137.87	787.48	89.92
ZA154	344162.17	2685160.99	786.71	44.20
ZA155	344158.44	2685160.62	789.85	62.48
ZA156	344150.18	2685182.60	785.01	68.58
ZA157	344151.28	2685183.40	785.36	47.24
ZA158	344133.31	2685202.82	785.96	77.72
ZA159	344068.66	2685236.26	763.71	99.06
ZA160	344030.40	2685245.43	763.98	114.30
ZA161	344103.11	2685272.87	736.81	44.20
ZA162	344081.43	2685319.81	705.90	38.10
ZA163	344050.06	2685342.16	713.79	53.34
ZA164	344023.19	2685304.93	740.60	117.35
ZA165	343987.97	2685133.86	753.94	150.88
ZA166	343970.98	2685149.99	751.07	169.16
ZA167	343970.26	2685149.42	755.52	181.36
ZA168	344029.92	2685120.37	746.53	120.40
ZA169	344028.92	2685122.78	750.56	144.78
ZA170	344076.77	2685160.96	750.55	80.77
ZA171	344075.77	2685161.37	751.67	102.11
ZA172	344096.56	2685104.14	707.72	32.00
ZA173	344062.20	2685086.92	713.33	166.12
ZA173A	344062.20	2685086.92	713.33	42.67

DH ID	Easting (X)	Northing (Y)	Elevation (Z)	Depth (m)
ZA174	344068.79	2685088.40	711.36	71.63
ZA175	344068.19	2685089.40	712.38	80.77
ZA176	344064.09	2685087.41	712.94	92.96
ZA177	344089.27	2685082.86	697.73	47.24
ZA178	344054.81	2685068.74	694.52	80.77
ZA178A	344049.11	2685063.85	690.85	41.15
ZA179	343985.49	2685043.89	684.22	120.40
ZA180	343985.79	2685044.29	684.40	129.54
ZA181	344078.98	2685051.29	674.90	41.15
ZA182	344015.36	2685029.93	670.41	100.58
ZA183	344051.42	2685044.05	675.14	64.01
ZA184	344050.62	2685043.75	674.86	86.87
ZA185	344048.42	2685023.27	666.38	47.24
ZA186	344047.92	2685023.37	666.55	65.53
ZA187	344024.43	2685120.69	749.15	214.88
ZA188	344124.51	2685159.96	755.53	50.29
ZA189	343988.83	2685133.37	757.38	163.07
ZA190	343986.86	2685176.45	754.05	152.40
ZA191	343985.85	2685175.97	758.34	169.16
ZA192	343935.41	2685182.85	730.58	160.02
ZA193	344262.99	2684514.67	717.84	141.73
ZA194	344261.70	2684513.98	718.68	160.02
ZA195	344392.75	2684531.20	716.73	50.29
ZA196	344390.95	2684530.80	716.25	71.63
ZA197	344403.26	2684505.49	752.43	92.96